                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                         THE SWISS HELVETIA FUND, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                       THE SWISS HELVETIA FUND, INC.
                             630 Fifth Avenue
                                 Suite 915
                         New York, New York  10111
                              (212) 332-7930


March 30, 1998

Dear Stockholder:

Enclosed you will find a Notice and Proxy Statement for the Annual Meeting of Stockholders of The Swiss Helvetia Fund, Inc. to be held on Tuesday, May 12, 1998. The matters on which you, as a Stockholder of the Fund, are being requested to vote are (1) the election of two Class I Directors to serve for a three-year term, (2) ratification of the selection of Deloitte & Touche LLP as the Fund's independent public auditors for the calendar year ending December 31, 1998, (3) approval of an Agreement of Merger reincorporating the Fund, a Delaware corporation, under the laws of the State of Maryland, and (4) approval of a change in the Fund's Fundamental Restrictions to authorize the Fund to engage in securities lending with respect to its portfolio assets to the extent permitted by the Investment Company Act of 1940.

AFTER REVIEWING EACH MATTER CAREFULLY, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL, CAST YOUR VOTE ON THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR PROMPT RESPONSE IS NEEDED TO AVOID FOLLOW UP MAILINGS WHICH WOULD INCREASE COSTS PAID BY ALL STOCKHOLDERS.

The Fund has retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist the Stockholders in the voting process. If we have not received your Proxy as the Meeting date approaches, you may receive a telephone call from Shareholder Communications Corporation reminding you to vote your shares.

Thank you very much for your assistance.

Sincerely yours,


/s/ Paul Hottinguer                       /s/ Rodolphe E. Hottinger
Chairman and Chief Executive Officer      President and Chief Operating Officer

                       THE SWISS HELVETIA FUND, INC.
                             630 Fifth Avenue
                                 Suite 915
                         New York, New York 10111


                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               MAY 12, 1998
                 ----------------------------------------




To our Stockholders:

          Notice is hereby given that an Annual Meeting of Stockholders of The Swiss Helvetia Fund, Inc. (the "Fund") will be held at 10:30 a.m. on May 12, 1998 at The Rockefeller Club Conference Center, 30 Rockefeller Plaza, 64th Floor, Center Suites B & C, New York, New York 10112, for the following purposes:

          1. To elect two Class I Directors to serve for a three-year term.

          2. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as independent public auditors for the calendar year ending December 31, 1998.

          3. To consider and act upon a proposal to change the Fund's state of incorporation from Delaware to Maryland by means of a merger of the Fund into a wholly-owned Maryland subsidiary.

          4. To consider approval of a change in the Fund's Fundamental Restrictions to authorize the Fund to engage in securities lending with respect to its portfolio assets to the extent permitted by the Investment Company Act of 1940.

          5. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

          The Board of Directors has fixed the close of business on March 23, 1998 as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

          You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the envelope provided for that purpose. The enclosed Proxy is being solicited by the Board of Directors of the Fund.

          By order of the Board of Directors.

                                                            Paul R. Brenner
                                                                  Secretary
Dated: March 30, 1998

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                       THE SWISS HELVETIA FUND, INC.
                             630 Fifth Avenue
                                 Suite 915
                         New York, New York 10111

                      Annual Meeting of Stockholders
                               May 12, 1998


                              PROXY STATEMENT

                               INTRODUCTION


     This Proxy Statement is furnished by the Board of Directors of The Swiss Helvetia Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 10:30 a.m. on May 12, 1998 at The Rockefeller Club Conference Center, 30 Rockefeller Plaza, 64th Floor, Center Suites B & C, New York, New York 10112. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

     If the accompanying form of Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the Election of Directors and FOR the other Proposals. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund revoking it, by submitting a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Shares represented by a Proxy marked to withhold authority to vote, and shares represented by a Proxy that indicates that the broker or nominee Stockholder thereof does not have discretionary authority to vote them will be counted to determine the existence of a quorum at the Meeting but will not affect the plurality, majority or super-majority required.

     The Board of Directors has fixed the close of business on March 23, 1998 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 12,321,016 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about March 30, 1998.

     As of December 31, 1997 no Stockholder, to the knowledge of management, other than the President and Fellows of Harvard College, beneficially owned more than 5 percent of the Fund's outstanding shares of Common Stock. The President and Fellows of Harvard College owned 799,800 shares of Common Stock representing 6.5 percent of the Fund's outstanding shares as of such date.

     Management of the Fund knows of no business other than that mentioned in Proposals (1) through (5) of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

     The Fund will furnish, without charge, a copy of its Annual Report for its fiscal year ended December 31, 1997 to any Stockholder requesting such Report. Requests for the Annual Report should be made in writing to The Swiss Helvetia Fund, Inc., 630 Fifth Avenue, Suite 915, New York, New York 10111,
Attention: Rudolf Millisits, or by telephoning the Fund's toll free telephone number:
1-888-794-7700.

     The date of this Proxy Statement is March 30, 1998.

                           ELECTION OF DIRECTORS

                               (Proposal 1)

     The Fund's Certificate of Incorporation provides for three classes of Directors with overlapping three-year terms. The number of Directors is currently eight and is divided into two classes of three each and one class of two. The Class I directors were elected in 1995 to serve until the Annual Meeting in 1998. Thus, the Class I nominees, Messrs. Eric R. Gabus and Claude
W. Frey, are the only nominees to be considered for election at the Meeting and each will serve, if elected, a three-year term of office until the Annual Meeting in 2001, or until his respective successor shall be elected and shall qualify.

     Unless authority is withheld, it is the intention of the persons named in the accompanying form of proxy to vote each proxy FOR the election of the two Class I nominees listed below. Each Class I nominee has indicated he will serve, if elected, but if any such nominee should be unable to serve, proxies will be voted for an alternate nominee, if any, designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve as a Director. Each of the Class I nominees is currently a member of the Board of Directors. While both nominees are foreign nationals which would normally create greater difficulty for service of process, all Directors and officers of the Fund have submitted to service of process in the United States by service on the Fund, 630 Fifth Avenue, Suite 915, New York, New York 10111.



Required Vote

     In accordance with Delaware law and the Fund's Certificate of Incorporation and By-Laws, Directors are elected by a plurality of the votes cast at the Meeting by the Stockholders entitled to vote. Abstentions and broker non-votes will not be included in determining the number of votes cast in a Director's favor. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR" PROPOSAL 1 TO ELECT THE TWO NOMINEES AS CLASS I DIRECTORS.

Certain Information Concerning Directors and Executive Officers

     The following table sets forth certain information about each person nominated for election, and each person continuing as a Director and each person who currently serves as an Executive Officer of the Fund, including his beneficial ownership of Common Stock of the Fund. All of the information is as of December 31, 1997.

                             Class I Directors
                   (Nominees for Terms Expiring in 2001)


---------------------------------------------------------------------------------------------------------------------------------
                                                                        Principal                              Shares of
                                        Position                   Business Experience                       Common Stock
                                          with                      and Directorships                    Beneficially Owned
          Name               Age          Fund                   During Past Five Years                    at Dec. 31, 1997(1)
---------------------------------------------------------------------------------------------------------------------------------
Mr. Eric R. Gabus             70        Director since      Chairman: L'Express Communication                       0
St. Dominique                           1987, Vice          (Neuchatel); Director: Sopad-Nestle
1815 Clarens                            Chairman            (multinational) from 1982 to 1993;
Switzerland                             (Non-Officer)       Member of the Foundation Yehudi
                                        since 1994          Menuhin, Art Law Center, Centre
                                                            Europeon de la Culture, Pro C.I.C.R;
                                                            Deputy Chairman: Credit Suisse First
                                                            Boston (London) from 1982 to 1986;
                                                            General Manager: Nestle S.A.
                                                            (multinational) from 1969 to 1982.
---------------------------------------------------------------------------------------------------------------------------------
Claude W. Frey                54        Director since      President of the Swiss Parliament (1994-               500
Clos 108                                1995                1995); Member of the Swiss Parliament
2012 Auvernier                                              since 1979; Chairman of the Board:
Switzerland                                                 Federation of Swiss Food Industries since
                                                            1991; Association of Swiss Chocolate
                                                            Manufacturers since 1991; Swiss
                                                            Association of Biscuits and Sugar
                                                            Confectioners Industries since 1991;
                                                            Director: Federation of Swiss Employers'
                                                            Associations since 1995; Vice
                                                            Chairman: Federation of Swiss Employers'
                                                            Associations since 1997.
---------------------------------------------------------------------------------------------------------------------------------

                            Class II Directors
                     (Whose Terms Will Expire in 1999)


---------------------------------------------------------------------------------------------------------------------------------
                                                                        Principal                              Shares of
                                        Position                   Business Experience                       Common Stock
                                          with                      and Directorships                     Beneficially Owned
          Name               Age          Fund                   During Past Five Years                    at Dec. 31, 1997(1)
---------------------------------------------------------------------------------------------------------------------------------

Mr. Jean-Louis Gillieron      81        Director since      President: Sulzer Infra (multinational) from           4,030
La Forest                               1987                1981 to 1991; Director: Credit Parisien and
45700 Montcresson                                           Finter Bank (France) from 1981 to 1991;
France                                                      President: George Fischer (France) from
                                                            1971 to 1981; Director: Camille Bauer
                                                            (France).
---------------------------------------------------------------------------------------------------------------------------------
The Baron Hottinger(2)        63        Director since      General Partner: Hottinger & Cie (Zurich);             46,2603
Hottinger & Cie                         1987,               President: Conseil de Surveillance Credit
Dreikonigstrasse 55                     Chairman of         Suisse/Hottinguer (Paris), Sofibus (Paris)
8027 Zurich                             the Board of        (real estate); Vice President and Director:
Switzerland                             Directors and       Financiere Hottinguer (holding company);
                                        Chief               Member: Conseil de Surveillance AXA-
                                        Executive           UAP; Administrator: Investissement
                                        Officer, 1987       Provence S.A. (holding company), AXA,
                                        to 1989             AXA Assurances IARD, AXA Courtage
                                                            IARD, AXA Courtage VIE,  AXA
                                                            Assurances Vie, AXA France Assurances,
                                                            Alpha Assurances Vie, Finaxa, Mofipar,
                                                            Hottinger International Fund - "U.S. Growth
                                                            Fund" (publicly held Luxembourg mutual
                                                            fund), ECU Invest (publicly held
                                                            Luxembourg mutual fund), Hottinguer
                                                            International Asset Management
                                                            (Luxembourg), Hottinger US (USA),
                                                            Hottinguer Gestion (Luxembourg)
                                                            (investment advisor); Director: Donaldson,
                                                            Lufkin & Jenrette, Inc. (NY); Auditor: Didot
                                                            Bottin, Caisse d'Escompte du Midi,
                                                            Financiere Provence de Participations (FPP)
                                                            (venture capital); Managing Director:
                                                            Intercom (holding company), Sofides (real
                                                            estate); Permanent Representative:  AXA-
                                                            UAP to AXA Millesime, Cie Financiere
                                                            SGTE to Schneider S.A.; Vice President:
                                                            Gaspee (real estate); Chairman of the Board:
                                                            AXA Belgium; Member of the Board:
                                                            Conseil de Surveillance of EMBA N.V.
                                                            (holding company); Chairman of the Board
                                                            and Director: Hottinger Capital Corp.
---------------------------------------------------------------------------------------------------------------------------------

                            Class II Directors
                     (Whose Terms Will Expire in 1999)


---------------------------------------------------------------------------------------------------------------------------------
                                                                        Principal                              Shares of
                                        Position                   Business Experience                       Common Stock
                                          with                      and Directorships                     Beneficially Owned
          Name               Age          Fund                   During Past Five Years                    at Dec. 31, 1997(1)
---------------------------------------------------------------------------------------------------------------------------------
Samuel B. Witt, III, Esq.     62        Director since      Senior Vice President and General Counsel:             1,403
Stateside Associates,                   1987                Stateside Associates, Inc. since August 1993;
Inc.                                                        Samuel B. Witt, III, Attorney-at-Law,  since
2300 Clarendon Blvd.                                        August 1993; Partner: Womble Carlyle
Suite 407                                                   Sandridge & Rice from June 1989 to August
Arlington, Virginia                                         1993; Assistant Secretary: Fortune
22201-3367                                                  Technologies, Inc. from 1990 until December
                                                            1993; Trustee: The Williamsburg Investment
                                                            Trust since 1989; Member and Vice
                                                            President, Board of Visitors: Virginia
                                                            Military Institute since July 1994; Director
                                                            and Secretary: Stateside Associates, Inc.
                                                            since 1989 and Global Energy Management
                                                            Company, Inc. since 1991; Director:
                                                            Decision Point Marketing, Inc. from 1990
                                                            through 1996, U.S. Games from October
                                                            1994 through September 1996 and
                                                            Grossman's Inc. from December 1996 until
                                                            April 1997; Vice President and Special
                                                            Counsel: R.J.R. Nabisco, Inc. from June
                                                            1988 to June 1989; Vice President and
                                                            Associate General Counsel: R.J.R. Nabisco,
                                                            Inc. from February 1988 to June 1988;
                                                            Associate General Counsel: R.J.R. Nabisco,
                                                            Inc. from November 1986 to June 1988;
                                                            Vice-President, General Counsel and
                                                            Secretary: R.J. Reynolds Tobacco Company
                                                            from August 1981 to November 1986.
---------------------------------------------------------------------------------------------------------------------------------

                            Class III Directors
                     (Whose Terms Will Expire in 2000)

---------------------------------------------------------------------------------------------------------------------------------
                                                                        Principal                              Shares of
                                        Position                   Business Experience                       Common Stock
                                          with                      and Directorships                     Beneficially Owned
          Name               Age          Fund                   During Past Five Years                    at Dec. 31, 1997(1)
---------------------------------------------------------------------------------------------------------------------------------
Mr. Paul Hottinguer(2)        55        Chairman of         General Partner: Hottinger & Cie (Zurich)              46,260(3)
Hottinger & Cie                         the Board of        and Hottinguer & Cie (Paris) from 1969 to
Dreikonigstrasse 55                     Directors and       1990; President: Gaspee (real estate) since
8027 Zurich                             Chief               1992, Financiere Hottinguer (holding
Switzerland                             Executive           company) since 1990, Financiere Provence
                                        Officer since       Participations (venture capital firm) since
                                        1989,               1990, Drouot Securite since 1986,
                                        Director 1987       Hottinguer Gestion (Luxembourg)
                                        to 1989             (investment advisor) since 1991, Hottinger
                                                            International Fund "U.S. Growth Fund"
                                                            (publicly held Luxembourg mutual fund)
                                                            until 1997; Member: Conseil de Surveillance
                                                            Credit Suisse Hottinguer since 1997; Societe
                                                            pour le Financement de Bureaux et d'Usines
                                                            Sofibus (real estate) since 1982; Managing
                                                            Director: Intercom (holding company) since 1984;
                                                            Administrator: Investissement Hottinguer S.A.
                                                            since 1989, Finaxa (Compagnie Financiere Drouot)
                                                            since 1982, Alpha Assurances-Vie (insurance)
                                                            since 1992; Permanent Representative: Credit
                                                            Suisse Hottinguer to Provence International
                                                            (publicly held French mutual fund), Credit
                                                            Suisse Hottinguer to PPC, Credit Suisse
                                                            Hottinguer to Croissance Britannia (investment
                                                            fund), Credit Suisse Hottinguer to Harwanne
                                                            Allemagne; Member of the Board of Directors:
                                                            Norwich Union (insurance), Conseil de
                                                            Surveillance of Emba NV (investment company);
                                                            Vice Chairman of the Board, Director and Member
                                                            of Investment Committee: Hottinger Capital Corp.
---------------------------------------------------------------------------------------------------------------------------------
Mr. Claude Mosseri-           67        Director since      Financial consultant, portfolio management              2,880
  Marlio                                1993                since 1982; Managing Director: Winthrop
6 bis rue du Cloitre                                        Laboratories 1979-1982; Managing Director -
 Notre-Dame                                                 Europe, Middle East and Africa:
75004 Paris, France                                         Mallinckrodt, Inc., 1975-1978.
---------------------------------------------------------------------------------------------------------------------------------
Stephen K. West, Esq.         69        Director since      Partner: Sullivan & Cromwell from 1964                  3,027
Sullivan & Cromwell                     1995 and            through 1996; Of Counsel: Sullivan & Cromwell
125 Broad Street                        Counsel to          since 1997; Director: Pioneer Funds; AMVESCAP
New York, New York                      Non-                PLC; Winthrop Focus Funds; ING America
10005                                   Interested          Holdings, Inc.; Kleinwort Benson Australian
                                        Directors           Income Fund; First ING Life Insurance Company
                                        since 1987          of New York.
---------------------------------------------------------------------------------------------------------------------------------

                            Executive Officers

---------------------------------------------------------------------------------------------------------------------------------
                                                                        Principal                              Shares of
                                        Position                   Business Experience                       Common Stock
                                          with                      and Directorships                     Beneficially Owned
          Name               Age          Fund                   During Past Five Years                    at Dec. 31, 1997(1)
---------------------------------------------------------------------------------------------------------------------------------
Mr. Rodolphe E.               41        President and       Director: Sofibus SA (real estate investment           46,605(3)
Hottinger(2)                            Chief Operating     company), AXA Reinsurance, USA
Hottinger & Cie                         Officer since       (reinsurance), Infra 2000 (Swiss tunnel
3 Place des Bergues                     1997, Acting        company), and Rathbone PLC (UK bank);
C.P. 395                                President 1996      Partner: Hottinger & Cie (Zurich) since 1987
CH-1201 Geneva                          to 1997 and         and Banque Hottinger & Cie (Paris) from 1987
Switzerland                             Executive Vice      to 1990; President: Hottinger Brothers
                                        President and       & Cie, Inc. (broker/dealer) from 1982 to 1987
                                        Chief Operating     and Emba, NV (investment company) since
                                        Officer 1994 to     1990; Vice Chairman of the Board, Director,
                                        1996                Chief Executive Officer and Member of
                                                            Investment Committee: Hottinger Capital
                                                            Corp.since 1994; Vice Chairman: Hottinger
                                                            Zueri Valore (equity fund) since 1996.
---------------------------------------------------------------------------------------------------------------------------------
Mr. Rudolf S. Millisits(2)    40        Vice President      Director: Hottinger Bank (Bahamas) Ltd.                   979
Hottinger Capital Corp.                 since 1995          since 1996; Executive Vice President,
630 Fifth Avenue                                            Portfolio Manager, Member of Investment
Suite 915                                                   Committee and Chief Compliance Officer:
New York, New York                                          Hottinger Capital Corp. ("HCC") since
10111                                                       September 1994 (managed client accounts
                                                            aggregating in excess of $268 million);
                                                            Assistant Secretary: HCC, since August
                                                            1995; Executive Vice President: Hottinger
                                                            U.S., Inc. since Sept. 1994 and Assistant
                                                            Secretary since August 1995; Vice President
                                                            and Portfolio Manager: Hottinger & Cie
                                                            (Zurich) since 1993 (managed client accounts
                                                            aggregating in excess of $100 million);
                                                            Assistant Vice President and Investment
                                                            Advisor: Credit Suisse Geneva (managed
                                                            client accounts aggregating in excess of $250
                                                            million).
---------------------------------------------------------------------------------------------------------------------------------
Mr. Edward J.                 54        Vice President      Principal, BT Alex. Brown Incorporated since                0
Veilleux(2)                             and                 1989; Executive Vice President, Investment
BT Alex. Brown                          Treasurer since     Company Capital Corp. since 1987.
Incorporated                            1987
One South  Street
Baltimore, Maryland
21202
---------------------------------------------------------------------------------------------------------------------------------

                            Executive Officers

---------------------------------------------------------------------------------------------------------------------------------
                                                                        Principal                              Shares of
                                        Position                   Business Experience                       Common Stock
                                          with                      and Directorships                     Beneficially Owned
          Name               Age          Fund                   During Past Five Years                    at Dec. 31, 1997(1)
---------------------------------------------------------------------------------------------------------------------------------
Mr. Scott J. Liotta(2)        32        Vice President      Assistant Secretary: Flag Investors Funds, ISI               0
BT Alex. Brown                          since 1996          Funds, and BT Alex. Brown Cash Reserve Fund
Incorporated                                                since September 1996; Manager: Fund
One South  Street                                           Administration, BT Alex. Brown Incorporated
Baltimore, Maryland                                         since July 1996; Manager and Foreign Markets
21202                                                       Specialist: Putnam Investments Inc., April 1994
                                                            to July 1996 (responsible for all foreign
                                                            market registration for each fund managed by
                                                            Putnam Investments Inc.); Supervisor: Brown
                                                            Brothers Harriman & Co., August 1991 to April
                                                            1994 (supervised team of 12 account
                                                            representatives responsible for day-to-day
                                                            operations of both custody and fund accounting
                                                            for large mutual fund complex).
---------------------------------------------------------------------------------------------------------------------------------
Paul R. Brenner, Esq.(2)      55        Secretary since     Of Counsel: Christy & Viener (General                    3,198
700 White Plains Road                   1987                Counsel to the Fund) since July 1996; Paul R.
Suite 223                                                   Brenner, Attorney-at-Law since June 1993;
Scarsdale, New York                                         Counsel to the Fund since May 1994; Partner:
10583                                                       Kelley Drye & Warren, 1977 to 1993.
---------------------------------------------------------------------------------------------------------------------------------
Mr. Joseph A. Finelli(2)      40        Assistant           Vice President: BT Alex. Brown Incorporated                  0
BT Alex. Brown                          Treasurer since     and Investment Company Capital Corp.since
Incorporated                            1995                September 1995 and Delaware Management
One South Street                                            Company Inc., 1980 to August 1995; Vice
Baltimore, Maryland                                         President and Treasurer: The Delaware Group
21202                                                       of Funds, 1980 to August 1995.
---------------------------------------------------------------------------------------------------------------------------------

(1) All Directors and Executive Officers as a group (14 persons) owned 62,695 shares, which constitutes less than 1% of the outstanding Common Stock of the Fund. Share numbers in this proxy statement have been rounded to the nearest whole share.

(2) Indicates "Interested Person", as defined in the Investment Company Act of 1940 (the "1940 Act"). Paul Hottinguer and The Baron Hottinger are brothers and Rodolphe E. Hottinger is the son of The Baron. Paul Hottinguer, The Baron Hottinger and Rodolphe E. Hottinger are "Interested Persons" because of their affiliation with Hottinger & Cie (Zurich) and Hottinger U.S., Inc., controlling persons of Hottinger Capital Corp. ("HCC"), the Fund's Investment Advisor; Rodolphe E. Hottinger is also an "Interested Person" because he is President of the Fund; Rudolf S. Millisits is an "Interested Person" because he is Vice President of the Fund and because of his affiliation with HCC; Edward J. Veilleux is an "Interested Person" because he is Vice President and Treasurer of the Fund; Scott J. Liotta is an "Interested Person" because he is Vice President of the Fund; Joseph A. Finelli is an "Interested Person" because he is Assistant Treasurer of the Fund; and Paul R. Brenner is an "Interested Person" because he is Secretary of and Counsel to the Fund, Counsel to HCC and Of Counsel to Christy & Viener, which serves as General Counsel for the Fund.

(3) Hottinger & Cie (Zurich), a partnership, owns 31,855 shares of the Fund and Hottinger Capital Corp., the Fund's Investment Advisor, owns 14,405 shares of the Fund. Paul Hottinguer and The Baron Hottinger are brothers, and Rodolphe E. Hottinger is the son of The Baron. Paul Hottinguer, The Baron Hottinger and Rodolphe E. Hottinger are controlling partners of

     Hottinger & Cie (Zurich) and controlling shareholders and directors of Hottinger Capital Corp. and therefore share voting and investment power in connection with the 46,260 shares of the Fund owned by Hottinger & Cie (Zurich) and Hottinger Capital Corp. In addition, Mr. Rodolphe E. Hottinger directly owns 345 shares.

     The Executive Officers of the Fund are elected annually by the Board of Directors at its Annual Meeting following the Annual Meeting of Stockholders.

     The Board of Directors has an Audit Committee whose current members are Messrs. Gillieron, West and Witt. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement. The Audit Committee held four meetings during the past calendar year. The Board of Directors also has a Nominating Committee whose current members are Messrs. Frey, Gabus and Mosseri-Marlio. The principal function of the Nominating Committee is to recommend to the Board nominees for election as Directors. The Nominating Committee held a meeting on March 12, 1998 to recommend to the Board of Directors the nominees for Class I Directors to be elected at the 1998 Annual Meeting. The Nominating Committee will consider nominees recommended by a Stockholder if such recommendation is in writing and received by the Fund by the deadline for Stockholder proposals for the next Annual Meeting of Stockholders. Any such recommendations should be submitted to: Secretary, The Swiss Helvetia Fund, Inc., 630 Fifth Avenue, Suite 915, New York, New York 10111. The Board of Directors does not have a Compensation Committee.

     During calendar year 1997, the Board of Directors met four times. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of Meetings of the Board of Directors and (ii) the total number of Meetings held by all Committees of the Board on which he served.

     Each Director who is not an interested person (as such term is defined in the 1940 Act) of the Fund or its Investment Advisor, Hottinger Capital Corp., (each, a "non-interested Director") is currently paid an annual fee of approximately $8,084, plus $750 for each Meeting of the Board of Directors attended and $750 for each Committee Meeting attended, if held separately. The Chairman of the Audit Committee receives an annual fee of approximately $8,893 (in lieu of the approximate $8,084 annual fee paid to other non-interested Directors), plus the same $750 meeting fee paid to the other non-interested Directors. The annual fee of non-interested Directors (including the annual fee paid to the Chairman of the Audit Committee) is adjusted annually, as of each October 1, by the adjustment in the Consumer Price Index "All Items Price Index -- National", for the preceding twelve month period. In addition, the Fund reimburses such Directors for certain out-of-pocket expenses, such as travel expenses in connection with Board Meetings. During the year ended December 31, 1997, all incumbent non-interested Directors as a group were entitled to receive from the Fund aggregate remuneration amounting to $76,095 and individual remuneration (exclusive of reimbursed expenses), as follows:

---------------------------------------------------------------------------------------------------------------
                                                          Pension Or
                                                          Retirement                              Total
                                                           Benefits        Estimated           Compensation
                                            Aggregate     Accrued As        Annual            From Fund and
     Name of Person                       Compensation   Part Of Fund    Benefits Upon         Fund Complex
       & Position                           From Fund      Expenses       Retirement        Paid To Directors
---------------------------------------------------------------------------------------------------------------
Claude W. Frey, Director                     $10,960          $0              $0                 $10,960
---------------------------------------------------------------------------------------------------------------
Eric R. Gabus, Director                      $13,960          $0              $0                 $13,960
---------------------------------------------------------------------------------------------------------------
Jean-Louis Gillieron, Director               $13,960          $0              $0                 $13,960
---------------------------------------------------------------------------------------------------------------
Claude Mosseri-Marlio, Director               $5,500          $0              $0                  $5,500
---------------------------------------------------------------------------------------------------------------
Stephen K. West, Esq., Director              $13,960          $0              $0                 $13,960
---------------------------------------------------------------------------------------------------------------
Samuel B. Witt, III, Esq., Director          $17,755          $0              $0                 $17,755
---------------------------------------------------------------------------------------------------------------
TOTAL REMUNERATION:                          $76,095          $0              $0                 $76,095
                                             =======          ==              ==                 =======
---------------------------------------------------------------------------------------------------------------


No other Director of the Fund received compensation from the Fund, and no Executive Officer of the Fund received aggregate compensation from the Fund for the most recently completed fiscal year in excess of $60,000. Accordingly, these persons have been omitted from the compensation table set forth above.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under the securities laws of the United States, the Fund's Directors, its Executive (and certain other) Officers, its Investment Advisor and affiliated persons of its Investment Advisor and any other persons beneficially owning more than ten percent of the Fund's Common Stock are required to report their ownership of the Fund's Common Stock and any changes in that ownership to the Fund, the Securities and Exchange Commission and The New York Stock Exchange. Specific due dates for these reports have been established, and the Fund is required to report in this proxy statement any failure to file by these dates during 1997. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year, Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year and written representations received from such persons, all of these requirements appear to have been satisfied by such persons during 1997.

Security Ownership of Certain Beneficial Owners

     As of December 31, 1997, no Stockholder, to the knowledge of management, other than the President and Fellows of Harvard College, beneficially owned more than 5 percent of the Fund's outstanding shares of Common Stock. The President and Fellows of Harvard College owned 799,800 shares of Common Stock representing 6.5 percent of the Fund's outstanding shares as of such date.

                     SELECTION OF INDEPENDENT AUDITORS

                               (Proposal 2)

Required Vote

     The selection of the independent public auditors will be ratified if approved by a majority of shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will not be included in determining the number of votes cast. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

     At a Meeting held on March 12, 1998, the Board of Directors of the Fund, including a majority of the Directors who are non-interested Directors, selected Deloitte & Touche LLP ("D&T") to act as independent certified public auditors for the Fund for the fiscal year ending December 31, 1998. The Fund knows of no direct financial or material indirect financial interest of such Firm in the Fund. That Firm, or a predecessor firm, has served as independent auditors for the Fund since 1987. One or more representatives of D&T are expected to be present at the Meeting to answer appropriate questions concerning the Fund's financial statements and will have an opportunity to make a statement if they choose to do so. It is intended that the persons named in the accompanying Proxy will vote FOR ratification of the selection of D&T as independent public auditors. Although the submission of this matter to the Stockholders is not required by law, if this appointment is not ratified by the Stockholders, the Board of Directors will reconsider its selection of independent public auditors.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR" PROPOSAL 2 TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE CALENDAR YEAR ENDING DECEMBER 31, 1998.


               APPROVAL OF A PROPOSAL TO CHANGE THE FUND'S
             STATE OF INCORPORATION FROM DELAWARE TO MARYLAND
                   BY MEANS OF A MERGER OF THE FUND INTO
                    A WHOLLY-OWNED MARYLAND SUBSIDIARY

                               (Proposal 3)

General

     The Board of Directors has unanimously approved and recommends that the Stockholders of the Fund approve the Agreement of Merger (the "Agreement of Merger"), a copy of which is attached as Exhibit A to this Proxy Statement, pursuant to which the Fund will change its domicile from Delaware to Maryland (the "Reincorporation"). The purpose of the Reincorporation is to eliminate the Fund's annual franchise tax payment to the State of Delaware. For each of calendar years 1996 and 1997, the Fund paid the State of Delaware a franchise tax totaling approximately $65,000 per annum and expects to pay the same or greater amount in franchise tax in future years if it continues as a Delaware corporation. As a Maryland corporation, the Fund would not be subject to such annual taxes or other similar taxes greater than the personal property return filing fee of $100, so long as Maryland does not alter its current laws.

     In addition to avoiding the imposition of Delaware's annual franchise tax on the Fund, a number of changes will be effected as a result of the Reincorporation. Such changes are described below. The Reincorporation would not, however, result in a change in the Fund's name, business, management, directors, location of principal executive office, capitalization or assets, liabilities or net asset value (other than due to the costs of the Reincorporation). The Fund would have new Articles of Incorporation and By-Laws which, as described below, would differ from its current charter and by-laws in certain ways.

     The Board of Directors estimates the aggregate costs to the Fund of the Reincorporation to be approximately $50,000.

     In the event this proposal is not adopted, the Fund would continue to operate as a Delaware corporation, subject to Delaware's annual franchise tax and subject to the Delaware Certificate of Incorporation and Delaware By-Laws (each as defined below).

     If the Stockholders approve the Reincorporation, the Fund (sometimes referred to as "Swiss Helvetia-Delaware") will be merged with and into a Maryland corporation, also named The Swiss Helvetia Fund, Inc. ("Swiss Helvetia-Maryland") (the "Merger"). Swiss Helvetia-Maryland, a wholly-owned subsidiary of the Fund, was incorporated in the State of Maryland on April 19, 1990. Swiss Helvetia-Maryland has 50,000,000 authorized shares of Common Stock, par value of $.001 per share, of which 100 shares are issued and outstanding and owned by Swiss Helvetia-Delaware. Swiss Helvetia-Delaware has the same number of authorized shares of Common Stock. If the Reincorporation is approved by the Stockholders, it is anticipated that the Merger will become effective as soon as practicable following the Meeting. Under the Agreement of Merger, however, the Board of Directors retains discretion to abandon or terminate the Reincorporation after receipt of Stockholder approval, but prior to filing the necessary documentation with the States of Delaware and Maryland, if the Board of Directors determines that the Reincorporation is no longer in the best interests of the Fund and its Stockholders.

     When the Merger becomes effective, (i) Swiss Helvetia-Delaware will cease to exist, (ii) Swiss Helvetia-Maryland will succeed, to the fullest extent permitted by law, to all of the business, assets and liabilities of Swiss Helvetia-Delaware, (iii) each share of Common Stock of Swiss Helvetia-Delaware ("Swiss Helvetia-Delaware Common Stock") will be automatically converted into a corresponding share of the Common Stock of Swiss Helvetia-Maryland ("Swiss Helvetia-Maryland Common Stock") and the outstanding shares of Swiss Helvetia-Maryland held by Swiss Helvetia-Delaware will be surrendered and extinguished and returned to the status of authorized but unissued shares of

Swiss Helvetia-Maryland, and (iv) Swiss Helvetia-Maryland will replace Swiss Helvetia-Delaware as a party to its principal agreements, including: (a) the Investment Advisory Agreement, dated September 8, 1995, between the Fund and Hottinger Capital Corp., the Fund's Investment Advisor; (b) the Administration Agreement, dated September 8, 1995, between the Fund and Investment Company Capital Corp., the Fund's Administrator; (c) the Custodian Agreement, dated August 18, 1987, between the Fund and PNC Bank, the Fund's Custodian, and (d) the Sub-Custodian Agreement, dated October 12, 1989, as amended, among the Fund, PNC Bank and Credit Suisse, the Fund's Sub-Custodian. Hottinger Capital Corp., the Fund's Investment Advisor, maintains an office at 630 Fifth Avenue, Suite 915, New York, New York 10111, and Investment Company Capital Corp., the Fund's Administrator, maintains an office at 1 South Street, Baltimore, Maryland 21202.

IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE FUND TO SURRENDER OR EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR NEW STOCK CERTIFICATES OF SWISS HELVETIA-MARYLAND COMMON STOCK.

     Following the Reincorporation, the Swiss Helvetia-Maryland Common Stock will be listed on The New York Stock Exchange (the "NYSE") and will continue to be traded on that exchange under the same symbol as the Swiss Helvetia-Delaware Common Stock currently is traded, and delivery of certificates representing shares of Swiss Helvetia-Delaware Common Stock will constitute "good delivery" for subsequent transactions. If the rules, regulations or directives of the NYSE require surrender of the certificates representing shares of Swiss Helvetia-Delaware Common Stock, each Stockholder will, upon the surrender of such certificates, be entitled to receive a certificate or certificates representing a corresponding number of shares of Swiss Helvetia-Maryland Common Stock.

     Following the Merger, the Fund will be a Maryland corporation and the rights of its stockholders, directors and officers will be governed by Maryland law and by Swiss Helvetia-Maryland's Articles of Incorporation, as amended (the "Maryland Charter"), and By-Laws (the "Maryland By-Laws"), rather than by Delaware law and the Fund's existing Certificate of Incorporation, as amended, and Amended and Restated By-Laws (the "Delaware Charter" and the "Delaware By-Laws," respectively). A copy of the Maryland Charter and Maryland By-Laws are attached hereto as Exhibits B and C. Copies of the Delaware Charter and the Delaware By-Laws are available for inspection at the principal offices of the Fund and will be sent to stockholders upon request directed to the Fund's Secretary, 630 Fifth Avenue, Suite 915, New York, New York 10111.

     A discussion of the material similarities and differences between Swiss Helvetia-Delaware and Swiss Helvetia-Maryland appears below. This discussion is not intended to be complete and is qualified in its entirely by reference to Exhibits B and C attached hereto and to the Delaware Charter, the Delaware By-Laws, the General Corporation Law of the State of Delaware and the Maryland General Corporation Law.

Capital Stock

     Authorized Capital. Swiss Helvetia-Maryland has 50,000,000 authorized shares of Common Stock, par value of $.001 per share, the same number of shares currently authorized under the Delaware Charter.

     Redemption and Retirement. Delaware law permits the purchase or redemption of a corporation's stock out of surplus. Delaware law prohibits the purchase or redemption of a corporation's Common Stock out of capital except in limited circumstances. Under Maryland law, a corporation may purchase or acquire its own shares, unless, after giving effect to the purchase, (i) the corporation would not be able to pay indebtedness of the corporation as the indebtedness becomes due in the usual course of business or (ii) the corporation's total assets would be less than the sum of the corporation's total liabilities plus, unless the charter provides otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of purchase, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those who are selling their shares to the corporation.

     Notwithstanding Delaware and Maryland law, the 1940 Act prohibits a registered closed-end investment company, such as the Fund, from purchasing its own securities except (i) on a securities exchange or such other open market as the Securities and Exchange Commission (the "Commission") may designate, provided the stockholders have been notified by letter or report within the preceding six months, (ii) pursuant to tenders, after reasonable opportunity to submit tenders given to all holders of securities of the class to be purchased or (iii) under such other circumstances as the Commission may permit by rules and regulations or orders.

     Dividends. Under Delaware law, a corporation can pay dividends out of surplus or, if there is no surplus, out of net profits for the current year and/or the immediately preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). Maryland law permits the payment of dividends unless, after giving effect to the dividends, (i) the corporation would not be able to pay indebtedness of the corporation as the indebtedness becomes due in the usual course of business or (ii) the corporation's total assets would be less than the sum of the corporation's total liabilities plus, unless the charter provides otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of payment of such dividends, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the dividends.

     However, regardless of Delaware and Maryland law, the 1940 Act prohibits the payment of dividends, from any source other than (i) the company's accumulated undistributed net income and not including profits or losses realized upon the sale of securities or other properties or (ii) the company's net income so determined for the current or preceding fiscal year, unless such payment is accompanied by a written statement adequately disclosing the source of such payment.

     Under the United States Internal Revenue Code of 1986, as amended, the Fund currently qualifies as a regulated investment company. Qualification as such an entity allows the Fund to avoid federal income and excise taxes on distributed net investment income and net capital gains each year. In order to maintain its status as a regulated investment company under the Internal Revenue Code, the Fund intends to distribute at least annually substantially all of its investment company taxable income including dividends and interest and expects to distribute its net realized capital gains, if any, at least annually. The Fund expects to continue to qualify as a regulated investment company following the Reincorporation.

Stockholders

     Stockholders' Inspection Rights. Delaware law allows any stockholder of record to inspect the corporation's stock ledger, stockholders' list and other books and records for a purpose reasonably related to such person's interest as a stockholder, provided that the stockholder complies with certain statutory requirements. During the ten days preceding a stockholders meeting, a stockholder may inspect the stockholders' list for any purpose germane to that meeting. Under Maryland law, one or more stockholders who together are and for at least six months have been stockholders of record or holders of voting trust certificates of at least 5% of the outstanding stock of any class may inspect the corporation's books of account and stock ledger, request a statement of the corporation's affairs and request a stockholders' list. Any stockholder may inspect the By-Laws, minutes of proceedings of the stockholders, annual statements of affairs and voting trust agreements on file of a Maryland corporation and may request a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request. Consequently, under Maryland law, stockholders may not have access to the corporation's books of account and stock ledger or request a statement of the corporation's affairs or a stockholder list, which may be available to any stockholder under Delaware law who meets the statutory requirements, unless the stockholder owns a significant amount of stock or joins with other stockholders in making such a request.

     Special Meetings of Stockholders. Pursuant to the Delaware By-Laws, a special meeting of the Stockholders of Swiss Helvetia-Delaware may be called only by the Chairman of the Board, the President, by a majority of the members of the Board of Directors, or upon the written request of holders of a least twenty-five percent of the outstanding shares of Common Stock entitled to vote at such meetings. The Maryland By-Laws contain the same provisions.

     Stockholder Action Without a Meeting. Delaware law allows stockholders to take action without a meeting, without prior notice and without a vote, if written consents signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted is delivered to the corporation. Maryland law provides that stockholders may take such action only upon unanimous written consent, a requirement unattainable by a public company in most circumstances. Notwithstanding Delaware law and Maryland law, the NYSE does not in all cases permit the stockholders of a company whose shares are listed on the NYSE to act by written consent.

     Preemptive Rights. Neither the Delaware Charter nor the Maryland Charter provides any stockholder with any preemptive right to subscribe for any newly-issued stock or other securities of Swiss Helvetia-Delaware or Swiss Helvetia-Maryland, respectively. Accordingly, neither corporation offers stockholders a prior right to purchase any new issue of that corporation's Common Stock in order to maintain their proportionate ownership.

     Stockholder Vote for Reorganization and Conversions. Under the Delaware Charter, the affirmative vote of at least three-fourths of the shares of Common Stock outstanding and entitled to vote is required to approve (i) a merger or consolidation of the Fund with another corporation, (ii) a sale of all or substantially all of the assets of the Fund (other than in the regular course of the Fund's investment activities), (iii) a liquidation or dissolution of the Fund, (iv) the removal from office of a Director of the Fund, or (v) any amendment to the Certificate of Incorporation of the Fund which makes the Common Stock a redeemable security (as such term is defined in the Investment Company Act of 1940) or reduces the three-fourths vote required to authorize the actions previously stated. The Maryland Charter contains the same provisions.

Board of Directors

     Number. The Delaware Charter and By-Laws provide that the number of Directors shall be not less than three as may be fixed from time to time by resolution of the Board of Directors. At least 40 percent of the Directors shall be persons who are not interested persons of the Fund as defined in the 1940 Act. Such Directors are divided into three classes with overlapping three year terms. The Maryland Charter and By-Laws contain the same provisions.

     Removal and Vacancies. The Delaware Charter and By-Laws provide that any Director may be removed at any time, with or without cause, by the affirmative vote of the holders of three-fourths of the stock outstanding. The Maryland Charter and By-Laws contain the same provisions, except that, in accordance with Maryland law, the Maryland By-Laws provide that stockholders may only remove Directors for cause. In addition, the Delaware By-Laws provide that any vacancy or newly created directorship resulting from an increase in the number of Directors may be filled by a vote of a majority of the Directors then in office, although less than a quorum, and any Director so elected to fill any such vacancy or newly created directorship shall hold office until his successor is elected and qualified or until his earlier resignation or removal. The Maryland By-Laws provide, in accordance with Maryland law, that any vacancy may be filled by a vote of the majority of Directors then in office, although less than a quorum, unless the vacancy is due to an increase in the number of Directors, in which case the vacancy must be filled by the majority of the entire board. The Maryland By-Laws also provide, in accordance with Maryland law, that any Director so elected shall hold office until the next annual meeting and until his successor is elected and qualified or until his earlier resignation or removal, unless the vacancy was filled by the vote of the holders of three-fourths of the stock outstanding, in which case the director so elected shall hold office for the balance of the term for the removed Director.

     Limitations on Liability. The Delaware and Maryland Charters each protect Directors against claims for monetary damages from the Fund and its stockholders for certain breaches of their fiduciary duties as Directors, to the extent permitted by Delaware and Maryland law, respectively, and by the 1940 Act. Both charters also provide that neither amendment nor repeal of the liability limitation shall limit or eliminate the benefits provided to Directors and Officers under the liability limitation provision in connection with any act or omission that occurred prior to such amendment or repeal. Neither charter, however, affords protection to Directors against claims for equitable relief, such as an injunction or rescission based on a breach of the duty of care or loyalty. In addition, the limitation of liability afforded by the Delaware and Maryland Charters applies only to actions brought by the Fund or its stockholders and does not preclude or limit recovery of damages by third parties, such as creditors of the Fund. Lastly, neither charter protects Directors for violations of the federal securities laws.

     In a few significant respects, Maryland law may afford greater protection against liability than does Delaware law. In addition, Maryland law provides Directors additional protection against claims for money damages. Under Maryland law, the Fund or a stockholder will be able to recover money damages against a Director of Swiss Helvetia-Maryland only if it or he is able to prove that (i) the Director actually received an improper benefit in money, property or services (in which case recovery is limited to the actual amount of such improper benefit) or (ii) the Director's action or failure to act was the result of an active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The protection afforded by Delaware law is narrower. Delaware law prohibits limiting the liability of a Director (i) for any breach of a Director's duty of loyalty to the Fund or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) with respect to violations under Section 174 of the Delaware Law (concerning directors liability in connection with unlawful payment of dividends, stock purchases or redemptions); or (iv) any transaction from which a Director derives improper personal benefit. While Delaware law extends the right to limit liability for monetary damages only to Directors, Maryland law permits the limitation of such liability for both Directors and Officers. Due to differences in Delaware and Maryland law, stockholders of Swiss Helvetia-Maryland may find it more difficult to recover money damages from Directors and Officers in the event of a lawsuit. However, regardless of the jurisdiction in which the Fund is incorporated, Section 17(h) of the 1940 Act prohibits a registered investment company, such as the Fund, from limiting any liability of a Director to such company or its security holders for reason of "willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

     Indemnification. Both Delaware and Maryland law provide for the indemnification of directors and officers; however, some aspects of Maryland law may be considered more favorable to directors, officers, employees and agents of a corporation than Delaware law.

     Under Delaware law, directors and officers, as well as other employees and agents of a corporation, may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with threatened, pending or completed actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than a "derivative action," which is an action by or in the right of the corporation), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe their conduct was unlawful. A similar standard applies with regard to derivative actions, except that indemnification is permitted only for expenses (including attorneys' fees) incurred in connection with defense or settlement of such action (and only with court approval if the party seeking indemnification is found liable to the corporation). In contrast, Maryland law provides that a director, officer, employee or agent may be indemnified for such service unless it is established that (i) the act or omission of the person was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the person had reasonable cause to believe that the act or omission was unlawful. The standard under Maryland law, which permits indemnification unless the person commits a "bad act," may give the Board of Directors greater discretion to indemnify directors, officers, employees and agents than the "good faith" standard of conduct under Delaware law.

     Under both Maryland and Delaware law, the corporation may pay, prior to final disposition of the action, the expenses (including attorneys' fees) incurred by a director or officer in defending a proceeding. Under Delaware law, expenses may be advanced upon receipt from the officer or director of an undertaking to repay such advances if it is ultimately determined that he is not entitled to be indemnified. Maryland law provides that expenses may be advanced upon receipt from the officer or director of a written affirmation of the person's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met and a written undertaking to repay the advance if it is ultimately determined that the standard of conduct has not been met. Under both Maryland law and Delaware law, the undertaking need not be secured and may be accepted without reference to financial ability to make the repayment.

     Some aspects of the Delaware law regarding indemnification, however, may be considered more favorable to a director, officer, employee or agent than Maryland law. First, under Delaware law, the termination of any proceeding by a conviction or plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person may not be indemnified. Under Maryland law, such a termination creates a rebuttable presumption that the standard of conduct for indemnification has not been met. Thus, under Maryland law, the person seeking indemnification bears the burden of proving that the standard of conduct has been met. Second, in a derivative suit, Delaware law requires court approval before indemnification for expenses is made to a person found liable to the corporation. Maryland law, however, does not provide for court approval of indemnification under such circumstances; it completely prohibits indemnification in derivative suits in which the person is adjudged liable to the corporation. Also, Maryland law also prohibits indemnification of an officer or director adjudged liable on the basis that a personal benefit was improperly received, regardless of whether the suit concerned actions in the officer's or director's official capacity.

Amendment of Charter and By-Laws

     Amendment of Charter. Both Delaware and Maryland law require the Board of Directors to approve any amendment to a corporation's Certificate of Incorporation or Articles of Incorporation, respectively. Delaware law provides that a majority of the outstanding stock entitled to vote thereon must also vote to approve any amendment to a Delaware Certificate of Incorporation, and Maryland law provides that the affirmative vote of two-thirds of all votes entitled to be cast on the matter is required to approve any amendment to Maryland Articles of Incorporation. Both states, however, permit the charter to specify a different vote to approve any amendments to the charter; both the Delaware Charter and the Maryland Charter require the affirmative vote of three-fourths of the Fund's outstanding shares to amend the provisions of either Charter relating to certain matters. Consequently, stockholders may find it relatively more difficult to amend the Maryland Charter than to amend the Delaware Charter with respect to those matters which do not require the affirmative vote of three-fourths of the Fund's outstanding shares. Similarly, the Board of Directors may find it relatively more difficult to obtain approval of an amendment to the Maryland Charter that is proposed by the Board of Directors than of an amendment that the Board of Directors proposes to make to the Delaware Charter.

     Amendment of By-Laws. Under both Delaware and Maryland law, the power to adopt, amend or repeal a corporation's by-laws is vested in the stockholders, unless the charter or, in Maryland, the by-laws confer such power to the Board of Directors. Delaware law provides, however, that conferring such power to the Board of Directors does not divest the stockholders of their power to alter, amend or repeal the corporation's by-laws. Under the Delaware and Maryland Charter and By-Laws, the Board of Directors retain the power to amend, alter or repeal the by-laws, subject to the power of the Stockholders to alter, amend or repeal the By-Laws adopted by the Board of Directors.

Anti-Takeover Provisions

     The Delaware and Maryland Charter and By-Laws include provisions that could limit the ability of others to acquire control of the Fund, to modify the structure of the Fund or to cause it to engage in certain transactions. These provisions, described below, also could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Board of Directors, however, these provisions offer several possible advantages. They potentially require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control; they promote continuity and stability, and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objectives.

     Classes of Directors; Removal of Directors. Following completion of the Merger, the Board of Directors will continue to be divided into three classes, each class having a term of three years. Each year the term of one class expires. The Delaware and Maryland Charter and By-Laws provide that each director holds office until (i) the expiration of his term and until his successor has been elected and qualified, (ii) his death, (iii) his successor has been elected and qualified, or (iv) his removal as provided by statute, the Delaware or Maryland Charter or By-Laws. Under the Delaware and Maryland Charter and By-Laws, a director may be removed from office only by a three-fourths vote of stockholders. This provision may only be amended or repealed by the affirmative vote of three-fourths or more of the outstanding shares of the Fund and could delay the replacement of the directors and have the effect of making changes in the Board of Directors more difficult than under the Delaware or Maryland law.

     Conversion to Open-End Fund and other Extraordinary Transactions. Under the Delaware and Maryland Charters, the affirmative vote of the holders of three-fourths or more of the outstanding shares is required to (i) convert the Fund from a closed-end to an open-end investment company, (ii) merge or consolidate with any other entity, (iii) dissolve or liquidate the Fund or
(iv) sell all or substantially all of its assets (other than in the regular course of the Fund's investment activities). The affirmative vote of the holders of three-fourths or more of the outstanding shares entitled to vote thereon is required to amend, alter or repeal the above provisions in the Delaware and Maryland Charters. The principal purpose of the above provisions is to increase the Fund's ability to resist takeover attempts and attempts to change the fundamental nature of the business of the Fund that are not supported by either the Board of Directors or a large majority of the stockholders. These provisions make it more difficult to liquidate, take over or open-end the Fund and thereby are intended to discourage investors from purchasing its shares with the hope of making a quick profit by forcing the Fund to change its structure. These provisions, however, would apply to all actions proposed by anyone, including management, and would make changes in the Fund's structure accomplished through a transaction covered by the provisions more difficult to achieve. The foregoing provisions also could impede or prevent transactions in which holders of shares of Common Stock might obtain prices for their shares in excess of the current market prices at which the Fund's shares were then trading. Although these provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund, the Fund believes the conversion of the Fund from a closed-end to an open-end investment company to eliminate the discount may not be desired by stockholders who purchased their Common Stock in preference to stock of the many mutual funds available.

Appraisal Rights

     Under both Delaware law and Maryland law, a stockholder of a corporation engaging in certain transactions may, under certain circumstances, receive cash in the amount of the fair value of his shares (as appraised pursuant to judicial proceedings) in lieu of the consideration such stockholder would otherwise receive in such transaction. Under Delaware law, stockholders of a corporation are entitled to such appraisal rights only with respect to certain statutory mergers or consolidations. Unless otherwise provided in the charter, Delaware law does not grant appraisal rights to (i) stockholders with respect to a merger or consolidation of a corporation, the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders, if such stockholders receive only shares of the surviving corporation or shares of any other corporation which are either listed on a national securities exchange or held of record by more than 2,000 holders, or
(ii) in general, stockholders of a corporation surviving a merger if no vote of the stockholders of such corporation is required to approve the merger.

     Under Maryland law, stockholders of a corporation are entitled to appraisal rights in certain mergers, consolidations or share exchanges by such corporation, or upon the disposition of all or substantially all of its assets, as well as when such corporation amends its charter in a way which alters the contractual rights of any outstanding stock as expressly set forth in the charter and substantially adversely affects such stockholders' rights if the right to do so is not reserved in the charter. The Maryland Charter contains no such reservation. Stockholders generally have no appraisal rights with respect to their stock if (i) the stock is listed on a national securities exchange, or (ii) the stock is that of the successor in the merger, unless (a) the merger alters the contractual rights of the stock as expressly set forth in the charter, and the charter does not reserve the right to do so, or (b) the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash scrip or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor.

Federal Income Tax Consequences of the Reincorporation

     The following is a general discussion of certain federal income tax consequences of the merger to the Fund's stockholders. Stockholders are urged to consult their own tax advisors to determine the effect, if any, that state, local or foreign tax laws may have on them.

     Christy & Viener, General Counsel to the Fund, has advised the Fund that, for federal income tax purposes, the Merger will constitute a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, no gain or loss will be recognized by the holders of Swiss Helvetia-Delaware Common Stock as a result of the Merger, no gain or loss will be recognized by Swiss Helvetia-Delaware or Swiss Helvetia-Maryland as a result of the Merger, and Swiss Helvetia-Maryland will succeed, without adjustment, to the tax attributes of Swiss Helvetia-Delaware . Each Stockholder will have the same basis in the shares of Swiss Helvetia-Maryland Common Stock received in the Merger as in the shares of Swiss Helvetia-Delaware Common Stock held immediately prior to the time the Merger becomes effective. Each Stockholder's holding period in the shares of the Swiss Helvetia-Maryland Common Stock will include the period during which the corresponding shares of Swiss Helvetia-Delaware Common Stock were held by such Stockholder; provided, however, that such corresponding shares were held as a capital asset at the time of effectiveness of the Merger.

     Stockholders should consult their own tax advisors as to the effect of the Merger under applicable state or local or foreign tax laws.

Rights of Dissenting Stockholders

     Section 262 of the Delaware General Corporation Law provides that, with certain exceptions not relevant here, common stockholders of a Delaware corporation do not have appraisal rights when the Delaware corporation merges with another corporation if its Common Stock, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, was listed on a national securities exchange. Swiss Helvetia-Delaware is listed on the NYSE. Consequently, dissenters rights are not available to stockholders of Swiss Helvetia-Delaware with respect to the Reincorporation.

Consequences if Proposal (3) Is Not Approved

     If Proposal (3) is not approved by the stockholders, the Fund will continue to operate and pay Delaware franchise taxes. In the future, the Fund's Board of Directors may seek certain amendments to the Delaware Charter or re-submit a proposal to the stockholders asking them to approve the reincorporation of the Fund in the State of Maryland.

Required Vote

     Approval of the proposed Reincorporation will require the affirmative vote of the holders of three-fourths of the outstanding shares of the Fund's Common Stock entitled to vote at the Meeting. For this purpose, abstentions and broker non-votes will have the effect of a vote to disapprove the proposed Reincorporation.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR" PROPOSAL 3 TO APPROVE CHANGING THE FUND'S STATE OF INCORPORATION FROM DELAWARE TO MARYLAND BY MEANS OF A MERGER OF THE FUND INTO A WHOLLY-OWNED MARYLAND SUBSIDIARY.


            AUTHORIZATION FOR THE FUND TO ENGAGE IN SECURITIES
            LENDING WITH RESPECT TO ITS PORTFOLIO ASSETS TO THE
          EXTENT PERMITTED BY THE INVESTMENT COMPANY ACT OF 1940

                               (Proposal 4)

     The 1940 Act requires an investment company such as the Fund to have certain specific investment limitations that can be changed only by a Stockholder vote. Investment companies may also elect to designate other limitations as changeable only by a Stockholder vote. Both types of limitations are often referred to as "fundamental" provisions. Some fundamental provisions that were not required by the 1940 Act have been adopted in the past by the Fund to reflect certain regulatory, business or industry conditions that are no longer in effect or valid. Accordingly, the Board of Directors has reviewed the Fund's fundamental provisions with the following goals: (i) to simplify and modernize the Fund's provisions which are required to be fundamental; and (ii) to reclassify as non-fundamental and to amend or eliminate, if appropriate, provisions which are not required to be fundamental under state securities laws or the 1940 Act. Non-fundamental provisions can be changed by the Board of Directors without Stockholder approval.

     The Fund currently has a fundamental investment restriction prohibiting the Fund from making real estate mortgage loans or other loans, except through the purchase of debt obligations consistent with the Fund's investment policies. The Board of Directors proposes to amend the Fund's fundamental restrictions to permit the Fund to engage in securities loan transactions to the extent permitted by the 1940 Act. Accordingly, the Board proposes to amend this fundamental investment restriction such that the Fund may not make real estate mortgage loans or other loans, except through the purchase of debt obligations consistent with the Fund's investment policies and through securities loan transactions to the extent permitted under the 1940 Act. As proposed, the Fund would have the authority to lend its portfolio securities to U.S. and foreign brokers, dealers and banks. The Fund would not lend securities to the Fund's investment advisor or its affiliates, unless the Fund applied for and received specific authority to do so from the Securities and Exchange Commission (the "SEC"). Currently, the 1940 Act permits a fund to lend up to one-third of the value of its total assets. If the Fund were to lend securities to a foreign broker, dealer or bank there would be a greater risk to the Fund than were the loan to a U.S. broker, dealer or bank inasmuch as it would be more difficult to effect service of process upon such foreign institutions.

     If the Fund engages in such transactions, it will, as required by the SEC, enter into lending agreements that require that the loans be continuously secured by cash (U.S. Dollars or Swiss Francs), securities issued or guaranteed by the United States or Swiss governments, their agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets loaned. The lending agreements will also provide (i) that the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (ii) the Fund may terminate the loan at any time; (iii) the Fund will receive any increase in the market value of the securities loaned; and (iv) voting rights on the loaned securities may pass to the borrower, except that if a material event adversely affecting the investment in the loaned securities occurs, the Fund will terminate the loan and regain the right to vote the securities. The Fund will receive the dividends, if any, paid on the assets loaned, while simultaneously earning interest on the collateral comprised of cash and fees to the extent of non-cash collateral. The Fund, in turn, may pay lending fees to broker/dealers to effect such transactions. The cash or instruments collateralizing a Fund's loan of securities will be maintained at all times in a segregated account with the Fund's custodian or sub-custodian. The Fund will be permitted to pay only reasonable custodian fees in connection with the loan. It is anticipated that the Fund will realize incremental income of approximately $180,000 per annum as a result of engaging in securities lending.

     There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. However, loans will be made only to borrowers deemed by the Investment Advisor to be of good standing and when, in the judgment of the Investment Advisor, the consideration which can be earned currently from such lending transactions justifies the attendant risk. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

Required Vote

     Approval of Proposal 4 will require the affirmative vote of a majority of the outstanding stock entitled to vote thereon. For this purpose, abstentions and broker non-votes will have the effect of a vote to disapprove the proposed change in the Fund's Fundamental Policies.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR" PROPOSAL 4 TO CHANGE THE FUND'S FUNDAMENTAL RESTRICTIONS TO AUTHORIZE THE FUND TO ENGAGE IN SECURITIES LENDING WITH RESPECT TO ITS PORTFOLIO ASSETS TO THE EXTENT PERMITTED BY THE INVESTMENT COMPANY ACT OF 1940.


                               OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of Stockholders properly arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.


                           STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 1999 must be received by the Fund on or before December 1, 1998, in order to be included in the Fund's proxy statement and form of proxy relating to that Meeting. Any such proposals should be submitted in writing to: Secretary, The Swiss Helvetia Fund, Inc., 630 Fifth Avenue, Suite 915, New York, New York 10111.

                      EXPENSES OF PROXY SOLICITATION

     The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or HCC or by agents of the Fund or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their customers to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has engaged Shareholder Communications Corporation ("SCC") to solicit proxies and distribute materials to certain stockholders, brokerage houses, banks, custodians and other nominee holders. The Fund will pay SCC approximately $25,000 for these services.

                              VOTING RESULTS

     The Fund will advise the Stockholders of the voting results of the matters voted upon at the Annual Meeting in the 1998 Semi-Annual Report to Stockholders.

                               ANNUAL REPORT

     The Fund will furnish, without charge, a copy of the 1997 Annual Report and the most recent Semi-Annual Report to any Stockholder upon request addressed to Rudolf S. Millisits, Vice President, The Swiss Helvetia Fund, Inc., 630 Fifth Avenue, Suite 915, New York, New York 10111 (toll free telephone number: 1-888-794-7700).

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.


                                             Paul R. Brenner
                                             Secretary
Dated: March 30, 1998

                                                                     EXHIBIT A

                       AGREEMENT AND PLAN OF MERGER


          AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of _____________, 1998, between The Swiss Helvetia Fund, Inc., a Delaware corporation (the "Delaware Company"), and The Swiss Helvetia Fund, Inc., a Maryland corporation (the "Maryland Company" , the Delaware Company and the Maryland Company sometimes collectively being referred to as the "Corporations").

                           W I T N E S S E T H:

     WHEREAS, the Board of Directors of the Delaware Company and the Board of Directors of the Maryland Company each have determined that it is in the best interests of each of the Corporations and their respective stockholders that the Delaware Company merge with and into the Maryland Company pursuant to the provisions of the General Corporation Law of the State of Delaware (the "DGCL") and the General Corporation Law of the State of Maryland (the "MGCL");

     WHEREAS, the Maryland Company shall continue the business of the Delaware Company and otherwise shall be entitled to engage in any lawful act or activity for which corporations may be organized under the MGCL;

     WHEREAS, the respective Boards of Directors of the Delaware Company and the Maryland Company, each by resolutions duly adopted, unanimously approved and adopted this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein the parties hereto adopt the plan of merger encompassed by this Agreement and agree as follows:

                                 ARTICLE I

                                THE MERGER

          1.1 The Merger. Subject to the terms and conditions of this Agreement, on the Effective Date (as defined in Section 1.2), the Delaware Company shall be merged with and into the Maryland Company and the separate corporate existence of the Delaware Company shall thereupon cease (the "Merger"). The Maryland Company shall be the surviving entity in the Merger (sometimes hereafter referred to as the "Surviving Company") and shall continue to be governed by the laws of the State of Maryland. The Surviving Company shall be a single corporation and shall possess all the rights, privileges, powers and franchises, as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the Corporations; and all of the rights, privileges, powers and franchises of each of the Corporations, and all property, real, personal and mixed, and all debts due to either of the Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to or due to each of the Corporations, shall be taken and deemed to be transferred to and vested in the Surviving Company without further act or deed; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Company as they were of the Corporations, and title to any real estate or interest therein, vested by deed or otherwise in either of the Corporations, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and any liens upon the property of either of the Corporations shall be preserved unimpaired and all debts, liabilities and duties of each of the Corporations shall thenceforth attach to the Surviving Company, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. Any action or proceeding, whether civil, criminal or administrative, pending by or against either of the Corporations shall be prosecuted as if the Merger had not taken place, or the Surviving Company may be substituted in such action or proceeding in place of either of the Corporations.

          1.2 Effective Date. Following the fulfillment of the conditions set forth in Section 6.1, and provided that this Agreement has not been terminated or abandoned pursuant to Article VII hereof, the Delaware Company and the Maryland Company shall, at such time as they deem advisable, cause a Certificate of Ownership and Merger (the "Certificate of Ownership and Merger") to be executed, acknowledged and filed with the Secretary of State of Delaware as provided in Section 253 of the DGCL and Articles of Merger (the "Articles of Merger") to be filed with the State Department of Assessments and Taxation of Maryland as provided in Section 3-107 of the MGCL. The Merger shall become effective at the latter of the filing of the Certificate of Merger with the Secretary of State of Delaware and the acceptance for record of the Articles of Merger by the State Department of Assessments and Taxation of Maryland (the "Effective Date").

          1.3 Effectiveness of Delaware Company's Acts. All corporate acts, plans, policies, approvals and authorizations of the Delaware Company, its stockholders, Board of Directors, committees elected or appointed by its Board of Directors and officers and agents that are valid and effective immediately prior to the Effective Date shall be assumed for all purposes as the acts, plans, policies, approvals and authorizations of the Surviving Company and shall be as effective and binding on the Surviving Company as they were with respect to the Delaware Company.

                                ARTICLE II

                      ARTICLES OF INCORPORATION AND
                    BYLAWS OF THE SURVIVING CORPORATION

          2.1 Articles of Incorporation. The Articles of Incorporation of the Maryland Company in effect on the Effective Date shall be the Articles of Incorporation of the Surviving Company, until duly amended in accordance with the terms thereof and the MGCL.

          2.2 The By-Laws. The By-Laws of the Maryland Company in effect on the Effective Date shall be the By-Laws of the Surviving Company, until duly amended in accordance with the terms thereof, the Articles of Incorporation and the MGCL.

                              ARTICLE III

            DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION

          3.1 Directors and Officers. The directors and officers of the Delaware Company on the Effective Date shall, from and after the Effective Date, be the directors and officers, respectively, of the Surviving Company until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Company's Articles of Incorporation and By-Laws. The Class I, II and III directors of the Delaware Company shall serve as the Class I, II and II directors of the Maryland Company, respectively, with the same terms for which they were elected by the stockholders of the Delaware Company.

                               ARTICLE IV

                    EFFECT OF MERGER ON CAPITAL STOCK;
                      TRANSFERS AFTER EFFECTIVE DATE

          4.1 Effect on Capital Stock. On the Effective Date, by virtue of the Merger and without any action on the part of the holder of any capital stock of the Company:

               (a) Each share of the Common Stock, par value $.001 per share (the "Delaware Company Shares") of the Company issued and outstanding immediately prior to the Effective Date shall be converted into one validly issued, fully paid and nonassessable share of Common Stock, par value $.001 per share (the "Maryland Company Shares") of the Maryland Company. Each certificate (each a "Certificate") representing any such Delaware Company Shares shall thereafter represent the right to receive Maryland Company Shares. Each conversion shall be effected without the surrender of stock certificates or any other any action. All Delaware Company Shares shall no longer be outstanding and shall be canceled and retired and shall cease to exist;

               (b) Each Delaware Company Share issued and held in the Delaware Company s treasury on the Effective Date shall cease to be outstanding, shall be canceled and retired without payment of any consideration therefor and shall cease to exist;

               (c) Each Maryland Company Share issued and outstanding immediately prior to the Effective Date shall be canceled and retired without payment of any consideration therefor; and

               (d) Each option or other right to purchase or otherwise acquire Delaware Company Shares pursuant to stock option or other stock-based plans of the Company granted and outstanding immediately prior to the Effective Date shall be converted into and become a right to purchase or otherwise acquire the same number of Maryland Company Shares at the same price per share and upon the same terms and subject to the same conditions as applicable to such options or other rights immediately prior to the Effective Date.

          4.2 Transfers After Effective Date. After the Effective Date, there shall be no transfers on the stock transfer books of the Delaware Company of Delaware Company Shares that were outstanding immediately prior to the Effective Date.

                                 ARTICLE V

                                 COVENANTS

          5.1 Indemnification. From and after the Effective Date, the Surviving Company agrees that it will indemnify, and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (i) any individual who is a present or former director or officer of the Delaware Company or (ii) any individual who, while a director of the Delaware Company and at the request of the Delaware Company, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, arising out of or pertaining to matters existing or occurring at or prior to the Effective Date, whether asserted or claimed prior to, at or after the Effective Date, to the fullest extent permitted by law.

                                ARTICLE VI

                                CONDITIONS

          6.1 Conditions on Each Party's Obligation to Effect the Merger. The respective obligations of the Maryland Company and the Delaware Company to consummate the Merger are subject to the fulfillment of each of the following conditions:

               (a) Stockholder Approval. This Agreement shall have been duly approved by the holders of three quarters of the outstanding Delaware Company Shares entitled to vote in accordance with applicable law, the Certificate of Incorporation of the Delaware Company, as amended, and the By-Laws of the Company, as amended.

               (b) The New York Stock Exchange Listing. The Maryland Company Shares issuable to the Delaware Company stockholders pursuant to this Agreement shall have been authorized for listing on the New York Stock Exchange upon official notice of issuance.

               (c) No Proceedings Instituted. There shall not have been instituted or threatened by any governmental authority or by any other party, any action or proceeding against the Corporations to enjoin, hinder or delay, or to obtain damages or other relief in connection with, the transactions contemplated by this Agreement.

                                ARTICLE VII

                                TERMINATION

          7.1 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Date, before or after approval by the holders of the Delaware Company Shares, by appropriate resolution of the Board of Directors of either the Delaware Company or the Maryland Company.

          7.2 Effect of Termination and Abandonment. In the event of termination of this Agreement and abandonment of the Merger pursuant to this
Article VII, this Agreement shall become void and shall have no effect and no liability shall be imposed upon either of the Corporations or the directors, officers or stockholders thereof.

                               ARTICLE VIII

                         MISCELLANEOUS AND GENERAL

          8.1 Modification or Amendment. Subject to the applicable provisions of the DGCL and the MGCL, at any time prior to the Effective Date, the parties hereto may modify or amend this Agreement by written agreement executed and delivered by authorized officers of the respective parties.

          8.2 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the States of Delaware and Maryland.

          8.3 No Third Party Beneficiaries. Except as provided in Section 5.1, this Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          8.4 Headings. The Article, Section and paragraph headings herein are for convenience of reference only, do not constitute a part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

          8.5 Service of Process. The Maryland Company may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the Delaware Company, as well as for enforcement of any obligation of the Surviving Company arising from the merger herein provided for. The Maryland Company hereby irrevocably appoints the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceedings. The address to which the Secretary of State of Delaware shall mail a copy of such process is Swiss Helvetia Fund, Inc., 630 Fifth Avenue, Suite 915, New York, New York 10111 Attn: Paul R. Brenner.

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto on the date first hereinabove written.

                                             The Swiss Helvetia Fund, Inc.,
                                             a Delaware corporation



Attest:   ________________________    By:    _________________________________
          Rudolf Millisits                   Name
          Vice President                          Title



                                             The Swiss Helvetia Fund, Inc.,
                                             a Maryland corporation



Attest:   _________________________   By:    _________________________________
          Paul R. Brenner                    Name
          Secretary                               Title

                                                                  Exhibit B

                      THE SWISS HELVETIA FUND, INC.

                    AMENDED ARTICLES OF INCORPORATION

    (Under Section 2-603(b) of the Maryland General Corporation Law)

          The undersigned, being a natural person and acting as sole incorporator, who filed Articles of Incorporation for The Swiss Helvetia Fund, Inc. with the State Department of Assessments and Taxation of the State of Maryland, on April 19, 1990, and who hereby certifies that no organizational meeting for The Swiss Helvetia Fund, Inc. has been held to date and that there is no stock outstanding or subscribed for, does hereby adopt the following Amended Articles of Incorporation:

          ARTICLE FIRST: I, Stephen V.R. Whitman, whose post office address is Suite 900, 1530 Wilson Boulevard, Arlington, Virginia 22209, being at least eighteen years of age, hereby forms a corporation under the Maryland General Corporation Law.

          ARTICLE SECOND: The name of the corporation is The Swiss Helvetia Fund, Inc. (the "Corporation").

          ARTICLE THIRD: The address of the Corporation's registered office in the State of Maryland is 32 South Street in the City of Baltimore. The name of its registered agent at such address is CT Corporation System.

          ARTICLE FOURTH: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be formed under the Maryland General Corporation Law.

          ARTICLE FIFTH: The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation.

          ARTICLE SIXTH: The total authorized capital stock of the Corporation shall be 50,000,000 shares of Common Stock of the par value of $.001 per share for an aggregate par value of $50,000.

          The Corporation, acting by its Board of Directors, without action by the stockholders, may from time to time create and issue, whether or not in connection with the issue and sale of any shares of stock or other securities of the Corporation, rights or options entitling the bearer or registered owner or holder of each thereof to purchase from the Corporation, any shares of its capital stock, such rights or options to be evidenced by or in such warrant or warrants, or purchase certificate or purchase certificates, or other instrument or instruments as shall be approved by its Board of Directors. The terms upon which, the time or times, which may be limited or unlimited in duration, at or within which and the price or prices at which, or the other consideration or considerations for which, such shares may be purchased from the Corporation upon the exercise of any such right or option shall be as fixed or stated or provided in a resolution or resolutions adopted by the Board of Directors of the Corporation providing for the creation and issue of such rights or options, and in every case, set forth or incorporated by reference in the warrant or warrants, or purchase certificate or purchase certificates, or other instrument or instruments evidencing such rights or options; provided, however, that, in case the shares of stock of the Corporation to be purchased upon the exercise of such rights or options shall be originally issued upon such exercise, the price or prices to be received therefor shall not be less than the par value thereof. Any shares so issued for which the price or consideration fixed as aforesaid shall have been paid, shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon. Without limitation of the foregoing, the Corporation may, during any period fixed by it, limit the right to exercise any such rights or options to the owners of specified certificates for shares of stock or other securities of the Corporation.

          No holder of capital stock shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever or of securities convertible into stock of any class whatsoever, whether now or hereafter authorized, or whether issued for cash, property or services or by way of dividend, and all such rights are waived by each holder of the capital stock.

          ARTICLE SEVENTH: If so determined by the Board of Directors, and to the extent and in the manner permitted by law, the Corporation may from time to time receive money and/or other property and credit the amount or value thereof to reserve or surplus, and such money or other property may be an undivided part of money, and/or other property for another part of which stock, bonds, debentures and/or other obligations of the Corporation are issued. Against any reserve or surplus so established there may be charged losses at any time incurred by the Corporation, and also dividends or other distributions upon stock. Such reserve or surplus may be reduced from time to time by the Board of Directors for the purposes above specified or by transfer from such reserve or surplus to capital account.

          ARTICLE EIGHTH: The number of Directors of the Corporation shall be as fixed from time to time in the By-Laws, but shall not at any time be less than the number required by Maryland law. In case of any increase in the number of Directors, the additional Directors shall be elected by the Board of Directors as in the case of a vacancy.

          The Board of Directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the classes of Directors shall expire at the times of the annual meetings of the stockholders as follows -- Class I in 1998, Class II in 1999 and Class III in 2000 -- or thereafter in each case when their respective successors are elected and qualified. At each subsequent annual election, the Directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Directors whom they succeed, and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders, or thereafter in each case when their respective successors are elected and qualified. The number of Directorships shall be apportioned among the classes so as to maintain the classes as nearly equal in number as possible.

          The sole initial director shall be Paul R. Brenner who shall be a Class I director and shall serve until his successor is duly elected and qualified.



                                      2-

          ARTICLE NINTH: In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized:

          (a) to make, alter, amend and repeal the By-Laws of the Corporation, subject to the power of the holders of the capital stock to alter, amend or repeal the ByLaws made by the Board of Directors;

          (b) to designate by resolution passed by a majority of the whole Board two or more of their number to constitute an Executive Committee, who, to the extent provided in said resolution or in the By-Laws of the Corporation and to the extent permitted by law, shall have and exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, with power to authorize the seal of the Corporation to be affixed to all papers which may require it;

          (c) to appoint from the Directors or otherwise such other committees as they may deem judicious, and to such extent as may be provided in their resolutions or in the By-Laws to delegate to such committees all or any of the powers of the Board of Directors which may be lawfully delegated;

          (d) to determine conclusively at the time of such acquisition, what initial valuation shall be placed upon the property, rights and interests acquired by the Corporation in exchange for or in payment of its shares of stock;

          (e) to fix from time to time, and to vary, the amount of the profits to be reserved as working capital or for any other lawful purposes and to increase, decrease or make any disposition of any fund so reserved;

          (f) subject to the provisions of these Articles of Incorporation, to determine whether any, and if any, what part, of the surplus of the Corporation or of the net profits arising from its business shall be declared in dividends and paid to the stockholders and to direct and determine the use and disposition of any such surplus or net profits;

          (g) to determine from time to time whether and to what extent and at what times and places and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by the laws of the State of Maryland, unless and until authorized so to do by resolution of the Board of Directors or of the stockholders;

          (h) to remove at any time any officer elected or appointed by the Board of Directors, but only by the affirmative vote of a majority of the members of the Board then in office, and to remove or to confer on any committee or officer the power to remove any other officer or employee of the Corporation.



                                      3-

          ARTICLE TENTH: Any contract, transaction or act of the Corporation or of the Directors, which shall be ratified by a majority of a quorum of the stockholders having voting power at any annual meeting, or at any special meeting called for such purpose, shall, except as otherwise specifically provided by law, or by these Articles of Incorporation be as valid and as binding as though ratified by every stockholder of the Corporation; provided, however, that any failure of the stockholders to approve or ratify such contract, transaction or act, when and if submitted, shall not of itself be deemed in any way to render the same invalid, nor deprive their Directors of their right to proceed with such contract, transaction or act.

          ARTICLE ELEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute in the case of an articles of incorporation, and all rights conferred upon the stockholders herein are granted subject to this reservation.

          The vote of at least three-quarters of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be necessary to approve, adopt or authorize any of the following actions: (i) a merger or consolidation of the Corporation with another corporation, (ii) a sale of all or substantially all of the assets of the Corporation (other than in the regular course of the Corporation's investment activities), (iii) a liquidation or dissolution of the Corporation, (iv) the removal from office of a Director of the Corporation, or (v) any amendment to the Articles of Incorporation which makes the Common Stock a redeemable security (as such term is defined in the Investment Company Act of 1940) or reduces the three-quarters vote required to authorize the actions listed in this paragraph.

          ARTICLE TWELFTH: To the fullest extent permitted by Maryland law or the Investment Company Act of 1940, as applicable from time to time, no person who at any time was or is a director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the Articles of Incorporation or repeal of any of its provisions shall limit or eliminate any of the benefits provided to directors and officers under this Article in respect of any act or omission that occurred prior to such amendment or repeal.

          IN WITNESS WHEREOF, the undersigned sole incorporator of the Corporation, who executed the foregoing Amended Articles of Incorporation, hereby acknowledges the same to be his act and further acknowledges that, to the best of his knowledge, the matters and facts set forth therein are true in all material respects under the penalties of perjury.

Dated the 9th day of March, 1998.


                               /s/ Stephen V.R. Whitman
                               -------------------------------------------
                              Stephen V.R. Whitman
                              Sole Incorporator

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

                                                                     Exhibit C

                                  BY-LAWS
                                    OF
                       THE SWISS HELVETIA FUND, INC.
                        As of ______________, 1998


                                  ARTICLE I

STOCKHOLDERS
          SECTION l. Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held on such date, at such time and at such place within or without the State of Maryland as may be designated by the Board of Directors, for the purpose of electing Directors and for the transaction of such other business as may be properly brought before the meeting.

          SECTION 2. Special Meetings. Except as otherwise provided in the Articles of Incorporation, as amended from time to time (the "Articles of Incorporation"), a special meeting of the stockholders of the Corporation may be called at any time by the Board of Directors, the Chairman of the Board or the President and shall be called by the Secretary at the request in writing of stockholders holding together at least twenty-five percent of the number of shares of stock outstanding and entitled to vote at such meeting. Any special meeting of the stockholders shall be held on such date, at such time and at such place within or without the State of Maryland as the Board of Directors or the officer calling the meeting may designate. At a special meeting of the stockholders, no business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting unless all of the stockholders are present in person or by proxy, in which case any and all business may be transacted at the meeting even though the meeting is held without notice.

          SECTION 3. Notice of Meetings. Except as otherwise provided in these By-Laws or by law, a written notice of each meeting of the stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of the Corporation entitled to vote at such meeting at his address as it appears on the records of the Corporation. The notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

          SECTION 4. Quorum. At any meeting of the stockholders, the holders of a majority in number of the total outstanding shares of stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum of the stockholders for all purposes, unless the representation of a larger number of shares shall be required by law, by the Articles of Incorporation or by these By-Laws, in which case the representation of the number of shares so required shall constitute a quorum; provided that at any meeting of the stockholders at which the holders of any class of stock of the Corporation shall be entitled to vote separately as a class, the holders of a majority in number of the total outstanding shares of such class, present in person or represented by proxy shall constitute a quorum for purposes of such class vote unless the representation of a larger number of shares of such class shall be required by law, by the Articles of Incorporation or by these By-Laws.

          SECTION 5. Adjourned Meetings. Whether or not a quorum shall be present in person or represented at any meeting of the stockholders, the holders of a majority in number of the shares of stock of the Corporation present in person or represented by proxy and entitled to vote at such meeting may adjourn from time to time; provided however, that if the holders of any class of stock of the Corporation are entitled to vote separately as a class upon any matter at such meeting, any adjournment of the meeting in respect of action by such class upon such matter shall be determined by the holders of a majority of the shares of such class present in person or represented by proxy and entitled to vote at such meeting. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the stockholders, or the holders of any class of stock entitled to vote separately as a class, as the case may be, may transact any business which might have been transacted by them at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

          SECTION 6. Organization. The Chairman of the Board or, in his absence, the President shall call all meetings of the stockholders to order, and shall act as Chairman of such meetings. In the absence of the Chairman of the Board and the President, the holders of a majority in number of the shares of stock of the Corporation present in person or represented by proxy and entitled to vote at such meeting shall elect a Chairman.

          The Secretary of the Corporation shall act as Secretary of all meetings of the stockholders; but in the absence of the Secretary, the Chairman may appoint any person to act as Secretary of the meeting. It shall be the duty of the Secretary to prepare and make, at least ten days before every meeting of stockholders, a complete list of stockholders entitled to vote at such meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held, for the ten days next preceding the meeting, to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, and shall be produced and kept at the time and place of the meeting during the whole time thereof and subject to the inspection of any stockholder who may be present.

          SECTION 7. Voting. Except as otherwise provided in the Articles of Incorporation or by law, each stockholder shall be entitled to one vote for each share of the capital stock of the Corporation registered in the name of such stockholder upon the books of the Corporation. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after eleven months from its date, unless the proxy provides for a longer period. When directed by the presiding officer or upon the demand of any stockholder, the vote upon any matter before a meeting of stockholders shall be by ballot. Except as otherwise provided by law or by the Articles of Incorporation, Directors shall be elected by a plurality of the votes cast at a meeting of stockholders by the stockholders entitled to vote in the election and, whenever any corporate action is to be taken, other than the election of Directors and except as otherwise provided by the Articles of Incorporation, it shall be authorized by a majority of the votes cast at a meeting of stockholders by the stockholders entitled to vote thereon.

          Shares of the capital stock of the Corporation belonging to the Corporation or to another corporation if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes.

          SECTION 8. Inspectors. When required by law or directed by the presiding officer or upon the demand of any stockholder entitled to vote, but not otherwise, the polls shall be opened and closed, the proxies and ballots shall be received and taken in charge, and all questions touching the qualification of voters, the validity of proxies and the acceptance or rejection of votes shall be decided at any meeting of the stockholders by two or more Inspectors who may be appointed by the Board of Directors before the meeting, or if not so appointed, shall be appointed by the presiding officer at the meeting. If any person so appointed fails to appear or act, the vacancy may be filled by appointment in like manner.

          SECTION 9. Consent of Stockholders in Lieu of Meeting. Unless otherwise provided in the Articles of Incorporation, any action required to be taken or which may be taken at any annual or special meeting of the stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a unanimous consent in writing, setting forth the action so taken, shall be signed by each holder of outstanding stock entitled to vote on the matter and a written waiver of any right to dissent shall be signed by each stockholder entitled to notice of the meeting but not entitled to vote at it.

                        ARTICLE II - BOARD OF DIRECTORS

          SECTION 1. Number and Term of Office. The business and affairs of the Corporation shall be managed by or under the direction of a Board of not less than three Directors, who need not be stockholders of the Corporation and at least 40% of whom shall be persons who are not interested persons of the Corporation as defined in the Investment Company Act of 1940. The Directors shall, except as hereinafter otherwise provided for filling vacancies, be elected at the annual meeting of stockholders, and shall hold office until their respective successors are elected and qualified or until their earlier resignation or removal. No person who has attained the age of 75 at the time of filling a vacancy or on the date of the Annual Meeting of Stockholders shall be qualified to serve as a Director unless such age limitation has been waived by a majority of the Directors then in office. The number of Directors may be altered from time to time by amendment of these By-Laws.

          SECTION 2. Removal, Vacancies and Additional Directors. Upon the vote of the stockholders of at least three-quarters of the shares entitled to vote thereon, the stockholders may, at any special meeting the notice of which shall state that it is called for that purpose, remove, for cause, any Director and fill the vacancy; provided that whenever any Director shall have been elected by the holders of any class of stock of the Corporation voting separately as a class under the provisions of the Articles of Incorporation, such Director may be removed and the vacancy filled only by the vote of the holders of at least three-quarters of the shares of that class of stock voting separately as a class. Any Director so elected by the stockholders to fill a vacancy which results from the removal of a Director shall serve for the balance of the term of the removed Director and until such elected Director's successor is elected and qualified or until his earlier resignation or removal. Vacancies caused by any such removal and not filled by the stockholders at the meeting at which such removal shall have been made or any vacancy caused by the death or resignation of any Director or for any other reason, except for any newly created directorship resulting from any increase in the authorized number of Directors, may be filled by the affirmative vote of a majority of the Directors then in office, although less than a quorum. Any vacancy resulting from any newly created directorship resulting from any increase in the authorized number of Directors may be filled by the affirmative vote of a majority of the entire Board of Directors. Any Director so elected by the Directors to fill any such vacancy or newly created directorship shall hold office until the next annual meeting and until his successor is elected and qualified or until his earlier resignation or removal.

          When one or more Directors shall resign effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office as herein provided in connection with the filling of other vacancies.

          SECTION 3. Place of Meeting. The Board of Directors may hold its meetings in such place or places in the State of Maryland or outside the State of Maryland as the Board from time to time shall determine.

          SECTION 4. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as the Board from time to time by resolution shall determine. No notice shall be required for any regular meeting of the Board of Directors; but a copy of every resolution fixing or changing the time or place of regular meetings shall be mailed to every Director at least five days before the first meeting held in pursuance thereof.

          SECTION 5. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by direction of the Chairman of the Board, the President or by any two of the Directors then in office.

          Notice of the day, hour and place of holding of each special meeting shall be given by mailing the same at least five days before the meeting or by causing the same to be transmitted by telegraph, cable, wireless or fax at least two days before the meeting to each Director. Unless otherwise indicated in the notice thereof, any and all business other than an amendment of these By-Laws may be transacted at any special meeting, and an amendment of these By-Laws may be acted upon if the notice of the meeting shall have stated that the amendment of these By-Laws is one of the purposes of the meeting. At any meeting at which every Director shall be present, even though without any notice, any business may be transacted, including the amendment of these By-Laws.

          SECTION 6. Quorum. Subject to the provisions of Section 2 of this
Article II, a majority of the members of the Board of Directors in office (but in no case less than one-third of the total number of Directors nor less than two Directors) shall constitute a quorum for the transaction of business and the vote of the majority of the Directors present at any meeting of the Board of Directors at which a quorum is present shall be the act of the Board of Directors. If at any meeting of the Board there is less than a quorum present, a majority of those present may adjourn the meeting from time to time.

          SECTION 7. Organization. The Chairman of the Board or, in his absence, the Vice Chairman of the Board (who shall be elected by the Board of Directors after each annual meeting of the stockholders but who shall not be an officer of the Corporation) or, in his absence, the President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors. In the absence of the Chairman of the Board, the Vice Chairman of the Board and the President, a Chairman shall be elected from the Directors present. The Secretary of the Corporation shall act as Secretary of all meetings of the Directors; but in the absence of the Secretary, the Chairman may appoint any person to act as Secretary of the meeting.

          SECTION 8. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided by resolution passed by a majority of the whole Board, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and the affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending these By-Laws; and unless such resolution, these By-Laws, or the Articles of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

          SECTION 9. Audit Committee. There shall be an Audit Committee of two or more Directors who are "not interested persons" of the Corporation (as defined in the Investment Company Act of 1940) appointed by the Board who may meet at stated times or on notice to all by any of their own number. The Committee's duties shall include reviewing both the audit and other work of the Corporation's independent accountants, recommending to the Board of Directors the independent accountants to be retained, and reviewing generally the maintenance and safekeeping of the Corporation's records and documents.

          SECTION 10. Conference Telephone Meetings. Unless otherwise restricted by the Articles of Incorporation or by these By-Laws, the members of the Board of Directors or any committee designated by the Board, may participate in a meeting of the Board or such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

          SECTION 11. Consent of Directors or Committee in Lieu of Meeting. Unless otherwise restricted by the Articles of Incorporation or by these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board or committee, as the case may be.

          SECTION 12. Compensation of Directors. No Director shall receive any stated salary or fees from the Corporation for his services as such if such Director is, otherwise than by reason of being such Director, an interested person (as such term is defined by the Investment Company Act of 1940) of the Corporation or of its investment adviser, administrator or principal underwriter. Except as provided in the preceding sentence, Directors shall be entitled to receive such compensation from the Corporation for their services as may from time to time be voted by the Board of Directors.

                            ARTICLE III - OFFICERS

          SECTION 1. Officers. The officers of the Corporation shall be a Chairman of the Board, a President, an Executive Vice President, one or more Vice Presidents, a Secretary and a Treasurer, and such additional officers, if any, as shall be elected by the Board of Directors pursuant to the provisions of Section 8 of this Article III. The Chairman of the Board, the President, the Executive Vice President, one or more Vice Presidents, the Secretary and the Treasurer shall be elected by the Board of Directors at its first meeting after each annual meeting of the stockholders. The failure to hold such election shall not of itself terminate the term of office of any officer. If the Board of Directors in its judgment finds that the best interests of the Corporation will be served, it may remove any officer or agent of the Corporation. Any officer may resign at any time upon written notice to the Corporation. Officers may, but need not, be Directors. Any number of offices may be held by the same person.

          Employees shall be subject to removal, with or without cause, at any time by the Board of Directors. The removal of an officer shall not prejudice his contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. All agents and employees other than officers elected by the Board of Directors shall also be subject to removal, with or without cause, at any time by the officers appointing them.

          Any vacancy caused by the death of any officer, his resignation, his removal, or otherwise, may be filled by the Board of Directors.

          In addition to the powers and duties of the officers of the Corporation as set forth in these By-Laws, the officers shall have such authority and shall perform such duties as from time to time may be determined by the Board of Directors. At the time of election of officers by the Board of

Directors, the Board shall designate such officer as shall be the chief executive officer and the chief operating officer of the Corporation. The chief executive officer of the Corporation, subject to the control of the Board of Directors, shall have general charge and control of all of its business and affairs. The chief operating officer of the Corporation, subject to the control of the Board of Directors, shall have general charge and control of all its operations.

          SECTION 2. Powers and duties of the Chairman of the Board. The Chairman of the Board shall, subject to the control of the Board of Directors, preside at all meetings of the stockholders and at all meetings of the Board of Directors and shall have such other powers and perform such other duties as may from time to time be assigned to him by these By-Laws or by the Board of Directors.

          SECTION 3. Powers and Duties of the President. The President, subject to the control of the Board of Directors, shall, in the absence of the Chairman of the Board and the Vice Chairman of the Board, preside at all meetings of the stockholders and the Board of Directors, and shall have such other powers and perform such other duties as may from time to time be assigned to him by these By-Laws, the Board of Directors, or the Chairman of the Board.

          SECTION 4. Powers and Duties of the Executive Vice President. The Executive Vice President, subject to the control of the Board of Directors, shall, have such powers and perform such duties as may from time to time be assigned to him by these By-Laws, the Board of Directors, or the Chairman of the Board.

          SECTION 5. Powers and Duties of the Vice Presidents. Each Vice President shall perform all duties incident to the office of Vice President and shall have such other powers and perform such other duties as may from time to time be assigned to him by these By-Laws, the Board of Directors, the Chairman of the Board, the President, or the Executive Vice President.

          SECTION 6. Powers and Duties of the Secretary. The Secretary shall keep the minutes of all meetings of the Board of Directors and the minutes of all meetings of the stockholders in books provided for that purpose; he shall attend to the giving or serving of all notices of the Corporation; he shall have custody of the corporate seal of the Corporation and shall affix the same to such documents and other papers as the Board of Directors or the President shall authorize and direct; he shall have charge of the stock certificate books, transfer books and stock ledgers and such other books and papers as the Board of Directors or the President shall direct, all of which shall at all reasonable times be open to the examination of any Director upon application at the office of the Corporation during business hours; and he shall perform all duties incident to the office of Secretary and shall also have such other powers and shall perform such other duties as may from time to time be assigned to him by these By-Laws, the Board of Directors, the Chairman of the Board, the President, or the Executive Vice President.

          SECTION 7. Powers and Duties of the Treasurer. The Treasurer shall have custody of, and when proper shall pay out, disburse or otherwise dispose of, all funds and securities of the Corporation which may have come into his hands; he may endorse on behalf of the Corporation for collection checks, notes and other obligations and shall deposit the same to the credit of the Corporation in such bank or banks or depositary or depositaries as the Board of Directors may designate; he shall sign all receipts and vouchers for payments made to the Corporation; he shall enter or cause to be entered regularly in the books of the Corporation kept for the purpose full and accurate accounts of all moneys received or paid or otherwise disposed of by him and whenever required by the Board of Directors or the President shall render statements of such accounts; he shall, at all reasonable times, exhibit his books and accounts to any Director of the Corporation upon application at the office of the Corporation during business hours; and he shall perform all duties incident to the office of Treasurer and shall also have such other powers and shall perform such other duties as may from time to time be assigned to him by these ByLaws, the Board of Directors, the Chairman of the Board, the President, or the Executive Vice President.

          SECTION 8. Additional Officers. The Board of Directors may from time to time elect such other officers (who may but need not be Directors), including a Controller, Assistant Treasurers, Assistant Secretaries and Assistant Controllers, as the Board may deem advisable and such officers shall have such authority and shall perform such duties as may from time to time be assigned to them by the Board of Directors, the Chairman of the Board or the President.

          The Board of Directors may from time to time by resolution delegate to any Assistant Treasurer or Assistant Treasurers any of the powers or duties herein assigned to the Treasurer; and may similarly delegate to any Assistant Secretary or Assistant Secretaries any of the powers or duties herein assigned to the Secretary.

          SECTION 9. Bonding of Officers and Employees. The Corporation shall furnish a) bond covering each officer and employee of the Corporation in such penalties and with such conditions and security as is required by Rule 17g-1 of the Investment Company Act of 1940. No other bond will be furnished unless the Board shall so require.

          SECTION 10. Voting Upon Stocks. Unless otherwise ordered by the Board of Directors, the Chairman of the Board, the President or any Vice President shall have full power and authority on behalf of the Corporation to attend and to act and to vote, or in the name of the Corporation to execute proxies to vote, at any meetings of stockholders of any corporation in which the Corporation may hold stock, and at any such meetings shall possess and may exercise, in person or by proxy, any and all rights, powers and privileges incident to the ownership of such stock. The Board of Directors may from time to time, by resolution, confer like powers upon any other person or persons.

          SECTION 11. Compensation of Officers. The officers of the Corporation shall be entitled to receive such compensation for their services as shall from time to time be determined by the Board of Directors.

                     ARTICLE IV - STOCK SEAL, FISCAL YEAR

          SECTION 1. Certificates For Shares of Stock. The certificates for shares of stock of the Corporation shall be in such form, not inconsistent with the Articles of Incorporation as shall be approved by the Board of Directors. All certificates shall be signed by the Chairman of the Board, the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and shall not be valid unless so signed.

          In case any officer or officers who shall have signed any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates had not ceased to be such officer or officers of the Corporation.

          All certificates for shares of stock shall be consecutively numbered as the same are issued. The name of the person owning the shares represented thereby with the number of such shares and the date of issue thereof shall be entered on the books of the Corporation.

          Except as hereinafter provided, all certificates surrendered to the Corporation for transfer shall be canceled, and no new certificates shall be issued until former certificates for the same number of shares have been surrendered and cancelled.

          SECTION 2. Lost, Stolen or Destroyed Certificates. Whenever a person owning a certificate for shares of stock of the Corporation alleges that it has been lost, stolen or destroyed, he shall file in the office of the Corporation an affidavit setting forth, to the best of his knowledge and belief, the time, place and circumstances of the loss, theft or destruction, and, if required by the Board of Directors, a bond of indemnity or other indemnification sufficient in the opinion of the Board of Directors to indemnify the Corporation and its agents against any claim that may be made against it or them on account of the alleged loss, theft or destruction of any such certificate or the issuance of a new certificate in replacement therefor. Thereupon the Corporation may cause to be issued to such person a new certificate in replacement for the certificate alleged to have been lost, stolen or destroyed. Upon the stub of every new certificate so issued shall be noted the fact of such issue and the number, date and the name of the registered owner of the lost, stolen or destroyed certificate in lieu of which the new certificate is issued.

          SECTION 3. Transfer of Shares. Shares of stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof, in person or by his attorney duly authorized in writing, upon surrender and cancellation of certificates for the number of shares of stock to be transferred, except as provided in the preceding section.

          SECTION 4. Regulations. The Board of Directors shall have power and authority to make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation.

          SECTION 5. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, as the case may be, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

          If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or the thirtieth day before the meeting, whichever is later, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; and the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          SECTION 6. Dividends. Subject to the provisions of the Articles of Incorporation, the Board of Directors shall have power to declare and pay dividends upon shares of stock of the Corporation, but only out of funds available for the payment of dividends as provided by law.

          Subject to the provisions of the Articles of Incorporation any dividends declared upon the stock of the Corporation shall be payable on such date or dates as the Board of Directors shall determine. If the date fixed for the payment of any dividend shall in any year fall upon a legal holiday, then the dividend payable on such date shall be paid on the next day not a legal holiday.

          SECTION 7. No Preemptive Rights. Shares of stock shall not possess preemptive rights to purchase additional shares of stock when offered.

          SECTION 8. Corporate Seal. The Board of Directors shall provide a suitable seal, containing the name of the Corporation, which seal shall be kept in the custody of the Secretary. A duplicate of the seal may be kept and be used by any officer of the Corporation designated by the Board or the President.

           SECTION 9. Fiscal Year. The fiscal year of the Corporation shall be the calendar year or such other fiscal year as the Board of Directors from time to time by resolution shall determine.

                     ARTICLE V - MISCELLANEOUS PROVISIONS

          SECTION 1. Checks, Notes, Etc. All checks, drafts, bills of exchange, acceptances, notes or other obligations or orders for the payment of money shall be signed by at least two (2) officers of the Corporation or by a greater number of officers of the Corporation and/or other persons as the Board of Directors from time to time shall designate.

          Checks, drafts, bills of exchange, acceptances, notes, obligations and orders for the payment of money made payable to the Corporation may be endorsed for deposit to the credit of the Corporation with a duly authorized depositary by the Treasurer, or otherwise as the Board of Directors may from time to time, by resolution, determine.

          SECTION 2. Loans. No loans and no renewals of any loans shall be contracted on behalf of the Corporation except as authorized by the Board of Directors. When authorized so to do, any officer or agent of the Corporation may effect loans and advances for the Corporation from any bank, trust company or other institution or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other evidences of indebtedness of the Corporation. When authorized so to do, any officer or agent of the Corporation may pledge, hypothecate or transfer, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, any and all stocks, securities and other personal property at any time held by the Corporation, and to that end may endorse, assign and deliver the same. Such authority may be general or confined to specific instances.

          SECTION 3. Waivers of Notice. Whenever any notice whatever is required to be given by law, by the Articles of Incorporation or by these By-Laws to any person or persons, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

          SECTION 4. Offices Outside of Maryland. Except as otherwise required by the laws of the State of Maryland, the Corporation may have an office or offices and keep its books, documents and papers outside of the State of Maryland at such place or places as from time to time may be determined by the Board of Directors or the President.

          SECTION 5. Indemnification of Directors, Officers and Employees. The Corporation shall indemnify to the full extent authorized by law any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer, employee or agent of the Corporation or is or was serving, at the request of the Corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

          SECTION 6. Advancement of Expenses. The Corporation shall to the full extent authorized by law advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer, employee or agent of the Corporation or is or was serving, at the request of the Corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

          SECTION 7. Accountant.

          (a) The Corporation shall employ an independent public accountant or a firm of independent public accountants as its Accountant to examine the accounts of the Corporation and to sign and certify financial statements filed by the Corporation. The Accountant s certificates and reports shall be addressed both to the Board of Directors and to the Stockholders. The employment of the Accountant shall be conditioned upon the right of the Corporation to terminate the employment forthwith without any penalty by vote of a majority of the outstanding voting securities at any Stockholders' meeting called for that purpose.

          (b) A majority of the members of the Board of Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Corporation shall select the Accountant at any meeting held within 60 days before or after the annual Stockholders' meeting in that year. Such selection shall be submitted for ratification or rejection at the next succeeding annual Stockholders meeting. If such meeting shall reject such selection, the Accountant shall be selected by majority vote of the Corporation s outstanding voting securities, either at the meeting at which the rejection occurred or at a subsequent meeting of Stockholders called for that purpose.

          (c) Any vacancy occurring between annual meetings, due to the resignation of the Accountant, may be filled by the vote of a majority of the members of the Board of Directors who are not "interested persons".

                            ARTICLE VI - CUSTODIAN

          SECTION 1. The Corporation shall have as custodian or custodians (including any sub-custodian) one or more trust companies or banks of good standing which shall conform to the requirements of Section 17(f) of the Investment Company Act of 1940 and the rules promulgated thereunder. To the extent required by the Investment Company Act of 1940 and the rules promulgated thereunder, the funds and securities held by the Corporation shall be kept in the custody of one or more such custodians (and any sub-custodian), provided such custodian or custodians (and any sub-custodian) can be found ready and willing to act.

          SECTION 2. The Corporation shall upon the resignation, change or inability to serve of its custodian (and any sub-custodian):

          (i) in case of such resignation or inability to serve, use its best efforts to obtain a successor custodian;

          (ii) require that the cash and securities owned by the Corporation be delivered directly to the successor custodian; and

          (iii) in the event that no successor custodian can be found, submit to the stockholders before permitting delivery of the cash and securities owned by the Corporation otherwise than to a successor custodian, the question whether or not this Corporation shall be liquidated or shall function without a custodian.

                           ARTICLE VII - AMENDMENTS

          These By-Laws and any amendment thereof may be altered, amended or repealed, or new By-Laws may be adopted, by the Board of Directors at any regular or special meeting by the affirmative vote of a majority of all of the members of the Board. Provided, however, in the case of any special meeting at which all of the members of the Board are not present, the notice of such meeting shall state that the amendment of these By-Laws was one of the purposes of the meeting. However, these By-Laws and any amendment thereof, including the By-Laws adopted by the Board of Directors, may be altered, amended or repealed and other By-Laws may be adopted by the holders of a majority of the total outstanding stock of the Corporation entitled to vote at any annual meeting or at any special meeting, provided, in the case of any special meeting, that notice of such proposed alteration, amendment, repeal or adoption is included in the notice of the meeting.

                                [SIDE ONE]


                       THE SWISS HELVETIA FUND, INC.
                             630 Fifth Avenue
                      New York, New York  10111-0001

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          OF THE SWISS HELVETIA FUND, INC. PURSUANT TO A SEPARATE
               NOTICE OF ANNUAL MEETING AND PROXY STATEMENT,
       DATED MARCH 30, 1998, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED

     The undersigned hereby appoints Paul R. Brenner and Edward J. Veilleux as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The Swiss Helvetia Fund, Inc. held of record by the undersigned on March 23, 1998 at an Annual Meeting of Stockholders to be held at The Rockefeller Club Conference Center, 30 Rockefeller Plaza, 64th Floor, Center Suites B & C, New York, New York 10112 on May 12, 1998, or any adjournment thereof.




1.  ELECTION             [_] For all                   [_] WITHHOLD
OF                       nominees listed               AUTHORITY
DIRECTORS                below                         (to vote for all
                         (except as                    nominees listed
                         marked to the                 below)
                         contrary below)

     (INSTRUCTION: To withhold authority for any individual nominee strike a line through the nominee's name on the list below).

     Nominees for Class I Directors: Eric R. Gabus and Claude W. Frey

2. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the year ending December 31, 1998.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

3. To consider and act upon a proposal to change the Fund's state of incorporation from Delaware to Maryland by means of a merger of the Fund into a wholly-owned Maryland subsidiary.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

4. To consider approval of a change in the Fund's Fundamental Restrictions to authorize the Fund to engage in securities lending with respect to its portfolio assets to the extent permitted by the Investment Company Act of 1940.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

5. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.
                         (Continued, and to be signed, on the reverse side)

                                [SIDE TWO]

(Continued from other side)

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR Proposals 1, 2, 3 and 4.

     The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY TO THE FUND.

                              When signing as attorney, executor,
                              administrator, trustee or guardian, please give full title as such. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf and the corporate seal affixed.

                              Dated: _________________________________  ,1998


                              Name of Corporation (if applicable):


                              _______________________________________________



                              By:____________________________________________
                              (Signature)